UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement
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Soliciting Material Pursuant to §240.14a-12

Sonic Corp.

(Name of Registrant as specified in its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

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SONIC CORP.

NOTICE OF 2017 ANNUAL
MEETING OF SHAREHOLDERS

Including Proxy Statement

300 Johnny Bench Drive
Oklahoma City, Oklahoma 73104

Dear Fellow Shareholder:

We invite you to attend the 2017 Annual Meeting of Shareholders of Sonic Corp. The Annual Meeting will be held Thursday, January 19, 2017, at 1:30 p.m., local time, in the Sonic Building at 300 Johnny Bench Drive in Oklahoma City.

Your vote is very important to us. The Board of Directors has reviewed each voting item and provided you with its recommendation on how to vote. You can vote your shares by internet, by telephone or, if you request that the proxy materials be mailed to you, by completing, signing and returning the proxy card enclosed with those materials. Please see page 1 of the proxy statement for more detailed information about your voting options.

We hope to see you at the annual meeting. Whether or not you plan to attend the meeting, we encourage you to consider the matters presented in the proxy statement and vote as soon as possible.

On behalf of the Board of Directors,
thank you for your continued support.

Sincerely,

Clifford Hudson

Chairman and Chief Executive Officer

December 8, 2016

Notice of 2017 Annual Meeting of Shareholders

Thursday, January 19, 2017

1:30 p.m., CST

Sonic Building, 300 Johnny Bench Drive, Oklahoma City, Oklahoma

Matters to be Voted upon:

•	Elect four members to the Board of Directors (the “Board”) to serve three-year terms and elect one member to the Board to serve a one-year term;
•	Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm;
•	Approve, on an advisory basis, our executive officers’ compensation;
•	Approve the Sonic Corp. Senior Executive Cash Incentive Plan, as amended; and
•	Act upon any other matters that may properly come before the meeting and at any adjournment or postponement.

These items are more fully described in the following pages, which are a part of this Notice.

Your vote is important to us. Whether or not you plan to attend the meeting, we encourage you to vote as promptly as possible by internet or by telephone. You may also request a printed copy of the proxy materials and vote by completing and returning by mail the proxy or voting instruction card you will receive. If you attend the meeting and wish to change your vote, you can do so by voting in person at the meeting.

RECORD DATE

Shareholders of record as of November 21, 2016 can vote at this meeting.

Dated: December 8, 2016
Oklahoma City, Oklahoma
By Order of the Board of Directors,

Carolyn C. Cummins
Vice President and Corporate Secretary

Information Regarding Admission to the Annual Meeting

Everyone attending the 2017 Annual Meeting of Shareholders will be required to present both proof of ownership of Sonic Corp. stock and a valid picture identification such as a driver’s license or passport. If your shares are held in the name of a bank, broker or other financial institution, you will need a recent brokerage statement or letter from such entity reflecting your stock ownership as of the record date. If you do not have both proof of ownership of Sonic Corp. stock and a valid picture identification, you may be denied admission to the annual meeting.

Cameras, sound or video recording devices, and large bags or packages will not be allowed in the meeting room.

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PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
SONIC CORP.

To Be Held Thursday, January 19, 2017

VOTING AND THE MEETING

Purpose of the Meeting

At the annual meeting of the Company’s shareholders, we will be voting on:

PROPOSAL 1:	The election of Tony D. Bartel, Lauren R. Hobart, Jeffrey H. Schutz and Kathryn L. Taylor, as directors of the Company for three-year terms expiring in 2020; and the election of Steven A. Davis as a director of the Company for a one-year term expiring in 2018.

PROPOSAL 2:	The ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2017.

PROPOSAL 3:	The approval of our executive officers’ compensation.

PROPOSAL 4:	The approval of our Sonic Corp. Executive Cash Incentive Plan, as amended.

Any other business that may properly come before the meeting.

The Company’s Board of Directors (“Board”) strongly encourages you to exercise your right to vote on these matters. Voting early by internet, by telephone or by a proxy or voting instruction card will help ensure that your shares are presented at the meeting.

Recommended Vote

The Board unanimously recommends that you vote for each of the Proposals presented above.

Voting by Proxy and Eligibility to Vote

Our Board is asking for your proxy, which is a legal designation of another person to vote the shares you own at the close of business on November 21, 2016 (“record date”). We have designated two officers of the Company to vote your shares at the meeting in the way you instruct. You may vote if your shares are recorded directly in your name (“shareholder of record”). You may also vote if you are a shareholder as of the record date who holds shares in “street name,” through holder of record such as a bank, broker or other holder. You may direct how to vote your shares by following the instructions that you will receive from the holder of record.

A list of shareholders entitled to vote at the meeting will be available for examination at our corporate offices located at 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104, for a period of at least 10 days prior to the meeting and during the meeting.

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How to Cast Your Vote

You may vote by any of the following methods:

Go to www.proxyvote.com 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. The internet voting system allows you to confirm that the system has properly recorded your votes. This method of voting will be available until 10:59 p.m. Central Time, on January 18, 2017. If you vote by the internet, you do NOT need to return a proxy card or voting instruction form.

Call toll-free 1-800-690-6903 24 hours a day, seven days a week, and follow the instructions. You will need the 12-digit control number that is included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form that is sent to you. As with internet voting, you will be able to confirm that the system has properly recorded your votes. This method of voting will be available until 10:59 p.m. Central Time, on January 18, 2017. If you vote by telephone, you do NOT need to return a proxy card or voting instruction form.

If you elect to receive your proxy materials by mail, you can vote by simply marking, dating and signing your proxy card or voting instruction form, then returning it by mail in the postage-paid envelope included in your materials.

You may vote your shares at the annual meeting if you attend in person. Even if you plan to attend the annual meeting, we encourage you to vote over the internet or by telephone prior to the meeting. It is fast and convenient, and it saves significant postage and processing costs. In addition, your vote is recorded immediately, and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

Notice and Access

On or about December 8, 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders who have not previously requested paper proxy materials advising them that they can access this proxy statement, the 2016 annual report and voting instructions over the internet at www.proxyvote.com. Shareholders may request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in the printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you change your election.

If you receive more than one Notice, it means that your shares are held in more than one account. To ensure that all shares are voted, please vote each account. We also encourage you to register all of your shares in the same name and address by contacting the Shareholder Services Department at our transfer agent, Computershare, 211 Quality Circle, Suite 210, College Station, Texas 77845 or by phone at 1-800-884-4225. If you hold your shares in street name, you may contact your bank or broker and request consolidation.

Revocation of Proxy

You may revoke your proxy before it is voted at the meeting by:

•	Submitting a later vote by internet or telephone;

•	Submitting a new proxy card or voting instruction form with a later date;

•	Notifying the Company before the meeting by writing to the Corporate Secretary, Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104; or

•	Voting in person at the meeting.

Attendance at the meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

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Annual Meeting Admission

Only Sonic Corp. shareholders may attend the annual meeting. Proof of ownership of Sonic Corp. common stock, along with valid photo identification (such as a driver’s license or passport), must be presented in order to be admitted to the annual meeting. If your shares are held in “street name,” through a holder of record such as a bank, broker or other holder, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership to be admitted to the annual meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.

Shareholder Proposals

In order for the Company to include a shareholder proposal in the proxy materials for the next annual meeting of shareholders, a shareholder must deliver the proposal to the Company’s Corporate Secretary no later than August 23, 2017.

For any proposal that is not submitted for inclusion in next year’s proxy statement but is instead sought to be presented directly at the next annual meeting, the Company’s bylaws require shareholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the bylaws, must be given no more than 120 days and no less than 90 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received on or after the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Accordingly, with respect to our next annual meeting, our bylaws require notice to be provided to the Company’s Corporate Secretary no earlier than September 21, 2017 and no later than October 21, 2017.

Costs of Proxy and Proxy Solicitation

We are paying the cost for the preparation, printing and distribution of the proxy materials. We may use the services of our directors, officers and employees, without additional compensation, to solicit proxies. We will reimburse any holder of record for its reasonable expenses incurred in completing the mailing of shareholder requested proxy materials to the beneficial owners of our voting common stock.

Householding

We are permitted to send a single set of proxy materials to shareholders who share the same last name and address. This procedure is called “householding” and is designed to reduce our printing and postage costs. If you would like to receive a separate copy of a proxy statement or annual report, either now or in the future, please contact the Corporate Secretary at Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, Oklahoma 73104. Such requests by street name holders should be made through their holder of record.

Quorum and Voting Requirements

As of the close of business on the record date, November 21, 2016, the Company had 46,698,318 shares of common stock issued and outstanding. Each share has one vote. All shares of common stock may vote on all matters coming before the annual meeting, and a majority of all of the Company’s outstanding shares of common stock entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum for the meeting. If you submit a proxy, your shares will be counted to determine whether we have a quorum even if you withhold authority to vote, abstain or fail to provide voting instructions on any of the proposals listed on the proxy card. If your shares are held in street name, these shares also will be counted for purposes of determining the presence or absence of a quorum to the extent such holder of record votes your uninstructed shares on certain matters at the annual meeting.

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The Company will treat all abstentions and “broker non-votes,” as hereafter defined, as present or represented at the meeting for the purposes of determining whether a quorum exists for the meeting. A broker non-vote is the broker’s inability to vote on non-discretionary matters for which the broker has not received the beneficial owner’s voting instructions. Holders of record who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on discretionary matters, but they do not have discretion to vote uninstructed shares as to non-discretionary matters. A broker may return a proxy card on behalf of a beneficial owner when the broker has not received voting instructions that casts a vote on discretionary matters but expressly states that the broker is not voting as to non-discretionary matters.

“Discretionary voting” is the ability of a broker, holding stock on behalf of a client, to vote for that client at the annual meeting of shareholders in the event that the broker mailed the proxy card to the client but has not heard any direction from the client.

The voting requirements that apply to the proposals discussed in this proxy statement are as follows:

Discretionary
Proposal	Vote Required	Voting Allowed?
1. Election of Directors	Plurality	No
2. Re-approval of the Sonic Corp. Executive Cash Incentive Plan	Majority	No
3. Ratification of Independent Registered Public Accounting Firm	Majority	Yes
4. Advisory Vote on Executive Officers’ Compensation	Majority	No

A “plurality” means, with regard to the election of directors, that the five nominees for director receiving the greatest number of “for” votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election because only a plurality of the votes actually cast is needed to elect directors. An incumbent director who does not receive a majority of the votes cast will continue to serve, but will tender his or her resignation to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then make a recommendation to the Board on whether to accept or reject the director’s resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale for such decision.

A “majority” means a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting. Therefore, abstentions will have the effect of a vote against approval. Broker non-votes will not affect the outcome of the vote.

Voting Results

We will announce preliminary results at the meeting and publish final results in a current report on Form 8-K within four business days after the meeting.

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CORPORATE GOVERNANCE

Board of Directors

The Board is currently composed of 10 independent directors and Clifford Hudson, the Chairman of the Board and Chief Executive Officer (“CEO”).

The Board held four meetings during the Company’s last fiscal year. The independent directors met in executive session at each quarterly meeting. Each director attended at least 75% of the meetings of the Board and the Board committees on which he or she served. The Company encourages its Board members to attend the annual meeting of shareholders and schedules Board and committee meetings to coincide with the shareholder meeting to facilitate the directors’ attendance. All directors, except Messrs. Nichols and Richardson, attended the annual meeting of shareholders held in January 2016.

The Board recognizes the necessity of effective corporate governance to enable the Board to adequately oversee, advise and monitor the Company’s management. Sonic’s policies and practices reflect corporate governance initiatives that are compliant with the listing standards of NASDAQ and the corporate governance regulations of the Sarbanes-Oxley Act of 2002. Copies of the Corporate Governance Guidelines and the Code of Business Conduct and Ethics can be found on Sonic’s website, www.sonicdrivein.com, by going to the corporate governance section of the website. Among other things, the Corporate Governance Guidelines address the following:

•	The Nominating and Corporate Governance Committee annually reviews the composition of the Board including the directors’ independence, skills, experience, age, diversity and availability of service to the Company.
•	The Board conducts periodic self-evaluation through the Nominating and Corporate Governance Committee.
•	The Nominating and Corporate Governance Committee reviews and reports to the Board at least annually on succession planning for the CEO. The CEO at all times makes available to the Board his recommendations of potential successors.
•	The independent directors meet immediately following each quarterly Board meeting and at other appropriate times.
•	The Board and all committees may hire their own advisors.
•	Directors who change job responsibilities must notify the Board, and the Board must review whether they should continue to serve as Board members.

Board Leadership Structure

Chairman

The independent directors annually assess the leadership structure of the Board. In January 2016, the independent directors conducted this assessment, including assessing whether (i) the roles of the Chairman of the Board and CEO should continue to be combined, and (ii) the Board should continue to have an independent lead director. Based on this assessment, the Board believes that the most effective leadership model for the Company at this time is to continue to have the roles of Chairman and CEO combined. The independent directors determined that having one individual serve in both roles provides for clear leadership, accountability and alignment on corporate strategy. The independent directors believe that combining the roles of Chairman and CEO puts Mr. Hudson in the best position to use his in-depth knowledge of our industry, our business and its challenges to provide the Board with the necessary information and leadership.

Lead Independent Director

The Board believes that the appointment of a lead independent director allows it to maintain effective oversight of management. The Company’s independent directors have appointed Mr. Nichols as the Board’s lead independent director. The Board has adopted lead director guidelines that require the lead director to fulfill the following functions:

•	Preside over the executive session of the Board meetings and other meetings when the Chairman is not present;
•	Provide the Chairman with input to the Board meetings’ schedules and agendas;

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•	Develop the agenda for the executive sessions;
•	Advise the Chairman about the quality, quantity and timeliness of information provided to the Board;
•	Serve as a liaison for consultation and communication between the independent directors and the Chairman;
•	Work with the Board to guide management on strategic issues and long-term planning;
•	Work with the Nominating and Corporate Governance Committee to ensure a succession plan is in place for the CEO;
•	Work with the Chairman and Nominating and Corporate Governance Committee on Board succession planning; and
•	Facilitate the CEO’s performance evaluation.

Director Independence

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has affirmatively determined that each member of the Board, with the exception of our Chairman and CEO, Clifford Hudson, who is the only employee member of the Board, is independent under the criteria established by NASDAQ for director independence. The NASDAQ criteria include various objective standards and a subjective test. The objective components consist of specific relationships that automatically preclude a finding of independence. The subjective component requires the Board to make an affirmative determination that there are no other relationships that would impair independence.

Code of Ethics

All directors, officers and employees of the Company must act ethically at all times and in accordance with the provisions of the Company’s Code of Business Conduct and Ethics. The Chief Executive Officer, Chief Financial Officer, Treasurer and Chief Accounting Officer are also subject to the Company’s Code of Ethics for Financial Officers. The Code of Business Conduct and Ethics and Code of Ethics for Financial Officers may be found in the corporate governance section of our website, www.sonicdrivein.com. Any amendments to or waivers from a provision of the Code of Business Conduct and Ethics or Code of Ethics for Financial Officers that are required to be disclosed by applicable rules will also be posted in the corporate governance section of our website.

Practices for Considering Director Candidates and Diversity of the Board

The charter of the Nominating and Corporate Governance Committee provides that it will annually review the characteristics of members of the Board in the context of its then-current composition. The following are some of the factors considered by the Nominating and Corporate Governance Committee in evaluating director candidates:

•	Appropriate size of the Board;
•	Needs of the Company with respect to particular skills, background and experience;
•	Skills, background and experience of the nominee in light of the skills, background and experience possessed by existing members of the Board, including whether those qualities add to a diversity of experiences, backgrounds, viewpoints and perspectives on the Board;
•	Character and integrity;
•	Independence from management;
•	Potential conflicts of interest;
•	Experience as a leader of an organization;
•	Experience with accounting rules and practice;
•	Experience with executive compensation;
•	Effective interpersonal and communications skills; and
•	The desire to balance the considerable benefits of continuity with the periodic injection of fresh perspective provided by new members.

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The Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders.

The Board is diverse with a variety of professional backgrounds. In addition, the Board and Board nominees are comprised of four women and eight men, the Audit Committee Chair is a woman and the Board and Board nominees include one African-American and one Latino.

Board Involvement in Risk Oversight

The day-to-day responsibility for the identification, assessment and management of the various risks that the Company faces belongs with management. The Board has primary responsibility for risk oversight, with the Board’s standing committees supporting the Board by addressing the risks inherent in their respective areas of oversight. The Board’s ongoing risk oversight is supplemented by a formal risk review process conducted by management. This review identifies the Company’s key overall risks and facilitates consideration of those risk exposures, strategic objectives and risk management programs. This formal risk review is discussed at least annually with the Board. In addition, management provides the Audit Committee with quarterly updates on the control and mitigation of the Company’s significant risks.

Directors’ Compensation

In accordance with the Compensation Committee Charter, independent director compensation is determined annually by the Board acting upon the recommendation of the Compensation Committee, except that equity and equity-based compensation is determined only by the Compensation Committee.

For calendar year 2016, commencing with the quarterly Board meeting held in January, annual cash fees to the independent directors were increased by $8,000 per year, which resulted in total independent director cash compensation as follows:

Annual Fee:	$50,000
Annual Committee Chair Fees:	$15,000 Audit Committee
$12,500 Compensation Committee
$10,000 Nominating and Corporate Governance Committee
Annual Lead Independent Director Fee:	$22,500
Meeting Attendance Fees:	$2,500 per each quarterly board meeting
$1,000 per each committee meeting and non-quarterly telephonic board meeting

On the date of the second quarterly Board meeting during the fiscal year, each independent director receives an annual equity award grant valued at $85,000 on the date of the grant, comprised 50% of seven-year, nonqualified stock options and 50% of restricted stock units (“RSUs”). Both the stock options and RSUs vest in one year. The exercise price of the stock options is equal to the market value of the common stock on the date of the grant.

We reimburse non-employee directors for their reasonable expenses incurred to attend Board and committee meetings, including transportation, hotel and meals.

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Director Compensation Table

Below is the compensation paid during fiscal year 2016 to each independent director:

Name(1)	Fees Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Total ($)
Tony D. Bartel	65,000	42,498	42,501	149,999
Neal R. Black	33,000	42,498	42,501	117,999
Lauren R. Hobart	64,000	42,498	42,501	148,999
Kate S. Lavelle	81,000	42,498	42,501	165,999
J. Larry Nichols	98,500	42,498	42,501	183,499
Federico F. Peña	69,500	42,498	42,501	154,499
Frank E. Richardson	70,500	42,498	42,501	155,499
Jeffrey H. Schutz	79,000	42,498	42,501	163,999
Kathryn L. Taylor	64,000	42,498	42,501	148,999
Susan E. Thronson	65,500	42,498	42,501	150,499

(1)	Clifford Hudson, the Company’s Chairman of the Board and Chief Executive Officer, is not included in the table as he is an employee of the Company and receives no compensation for his services as a director. The compensation received by Mr. Hudson as an employee of the Company is shown in the Summary Compensation Table.

(2)	In January 2016, the Company granted options to purchase 5,136 shares of common stock of the Company at $29.37 per share and 1,447 RSUs to all independent directors. The dollar amounts reflect the aggregate grant date fair values of the stock and option awards. These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2016 regarding assumptions underlying valuation of equity awards.

(3)	The following table represents the number of unvested stock awards and the number of outstanding option awards held by each independent director as of August 31, 2016.

Name	Outstanding Stock Awards	Outstanding Option Awards
Bartel	1,447	16,138
Black	1,447	5,136
Hobart	1,447	16,138
Lavelle	1,447	9,916
Nichols	1,447	51,940
Peña	1,447	34,512
Richardson	1,447	64,343
Schutz	1,447	9,916
Taylor	1,447	16,138
Thronson	1,447	8,540

Stock Ownership Guidelines for Directors

The Board has adopted stock ownership guidelines for independent directors. These guidelines require each independent director to hold all stock awards granted to the director until he or she owns stock valued at three times or more the annual cash fee paid to the director. Each of the incumbent independent directors, except for Mr. Bartel and Ms. Hobart whose terms began in January 2014, Ms. Thronson whose term began in April 2015 and Mr. Black whose term began in January 2016, currently holds stock and RSUs in an amount exceeding the stock ownership requirement.

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Director Nominations

Annually, the Nominating and Corporate Governance Committee considers the re-election of existing directors and seeks individuals qualified to become new Board members for recommendation to the Board for any vacancies.

The Nominating and Corporate Governance Committee reviews relevant information available to it regarding existing directors, including an assessment of the directors’ continued ability and willingness to serve as directors. The Nominating and Corporate Governance Committee also assesses each director’s contribution in light of the mix of skills and experience the Nominating and Corporate Governance Committee has deemed appropriate for the Board. In accordance with the Company’s Corporate Governance Guidelines, a director cannot be elected or appointed to a term that extends beyond his or her 75th birthday.

With respect to considering nominations of new directors, the Nominating and Corporate Governance Committee conducts a thorough search to identify candidates, considering the mix of diversity, skills and experience necessary to complement existing Board members. The Nominating and Corporate Governance Committee then reviews selected candidates and makes a recommendation to the Board.

Each candidate for director must possess at least the following qualifications:

•	Demonstrates integrity and ethics in his or her professional life and has established a record of professional accomplishment in his or her chosen field.
•	Does not have any material personal, financial or professional interest in any present or potential competitor of the Company.
•	Is prepared to participate fully in the meetings and activities of the Board and at least one committee of the Board.

The Nominating and Corporate Governance Committee will consider nominations for the Board by shareholders the same way it evaluates other individuals for nomination as a new director. Such nominations must be made in accordance with the Company’s bylaws.

Shareholder Engagement Program

We understand the importance of a robust shareholder engagement program. To that end, our executives routinely attend in-person meetings with institutional shareholders and investor conferences, as well as engaging in ongoing telephonic communications with shareholders. Our meetings and interactions with shareholders are designed to better understand how our shareholders perceive the Company and to provide our shareholders the opportunity to discuss matters that they believe deserve attention. We believe our engagement has been productive and provides an open exchange of ideas and perspectives for both our shareholders and us.

Communications with Directors

Shareholders may contact our independent members of the Board by writing to the Board, c/o Carolyn C. Cummins, Corporate Secretary of the Company. All written submissions that appear to be good faith efforts to communicate with Board members about matters involving the interests of the Company and its shareholders will be delivered to the appropriate Board member for review. Any concerns relating to accounting, internal accounting controls or auditing matters will be brought immediately to the attention of the Company’s Vice President of Internal Audit and handled in accordance with the procedures established by the Audit Committee. If requested, all correspondence is kept anonymous and confidential to the extent possible.

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PROPOSAL NO. 1	- ELECTION OF DIRECTORS

General

Our certificate of incorporation provides for a classified Board, with three classes of directors each as nearly as equal in number as possible. Each class serves for a three-year term, and one class is elected each year. The Nominating and Corporate Governance Committee has recommended to the Board, and the Board has nominated for election by the shareholders, five individuals. Nominated for re-election for three-year terms are incumbent directors, Tony D. Bartel, Lauren R. Hobart, Jeffrey H. Schutz and Kathryn L. Taylor whose terms will expire at the 2017 annual meeting. The Company’s Corporate Governance Guidelines were amended in October 2016 to increase the size of the Board from 11 directors to 12 directors. The Company’s bylaws require that the election to a newly created director position be for a one-year term. The Board has nominated Steven A. Davis for election to the newly created director position for a one-year term.

If any of the nominees becomes unable or unwilling to accept the election or to serve as a director (an event which the Board does not anticipate), the person or persons named in the proxy will vote for the election of the person or persons recommended by the Board.

Nominees

The following table sets forth the name, year in which the individual first became a director, year in which the director’s term will expire (if elected) and age for each nominee for election as a director at the annual meeting of shareholders.

Name	First Became a Director	Term Expires	Age
Tony D. Bartel	January 2014	2020	52
Steven A. Davis	Nominee	2018	58
Lauren R. Hobart	January 2014	2020	48
Jeffrey H. Schutz	August 2010	2020	65
Kathryn L. Taylor	January 2010	2020	61

Following is information about each of the five nominees for directors, including their principal occupations, experience, qualifications, attributes and skills.

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Tony D. Bartel

Chief Operating Officer, GameStop Corp.

Qualifications:

Mr. Bartel’s experience in marketing and strategy for multi-unit retail and restaurant brands provides a significant broad-based understanding of retailing, including marketing and strategic planning. In addition, Mr. Bartel’s background in finance, tax and accounting provides the Board with valuable perspective on the Company’s strategic initiatives, financial oversight and stewardship of capital.

Committee:

•   Audit

Tony D. Bartel has more than 20 years of experience in the consumer products industry, including 14 years in the restaurant industry. Mr. Bartel has served as Chief Operating Officer of GameStop Corp. since 2014. He served as President of GameStop from 2010 to 2014, Executive Vice President of Merchandising and Marketing for GameStop from 2007 until 2010 and as Senior Vice President of International Finance for GameStop from 2005 until 2007. Prior to that, Mr. Bartel worked for NCH Corporation for two years and Pizza Hut, Inc. for 14 years, serving in various management positions including Chief Financial Officer, Vice President of Strategic Planning and Vice President of Field Finance. He is a certified public accountant and began his career with KPMG LLP where he served for three years as a tax specialist.

Steven A. Davis

Former Chairman and Chief Executive Officer, Bob Evans Farms, Inc.

Qualifications:

Mr. Davis is a seasoned restaurant and consumer packaged goods executive with strong operational and marketing skills, as well as director experience for a variety of publicly traded companies. Mr. Davis has significant experience in the areas of marketing and branding, retail food products, strategic planning, mergers and acquisitions, real estate, auditing and finance. The Board will benefit from Mr. Davis’ strategic planning skills along with his significant leadership and restaurant operating knowledge.

Committee

•   Nominee

Steven A. Davis served as Chairman and Chief Executive Officer of Bob Evans Farms, Inc., from 2006 to 2014. Prior to joining Bob Evans Farms, Inc. Mr. Davis was with YUM! Brands, Inc., serving as President of Long John Silver’s and A&W All-American Food Restaurants from 2002 to 2006 and various other executive positions from 1993 to 2002 at the Pizza Hut Division. He served as Director of Marketing of the All American Gourmet Brand, a division of Kraft General Foods, from 1984 to 1993. Mr. Davis currently serves as a director of Marathon Petroleum Corporation and of New Albertsons, Inc., a privately-held national food and drug retail company.

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Lauren R. Hobart

Executive Vice President and Chief Marketing Officer, Dick’s Sporting Goods, Inc.

Qualifications:

Ms. Hobart brings to the Board her marketing and strategic planning skills as a senior marketing executive at Fortune 500 companies. She also provides valuable insight into consumer needs and marketplace trends currently influencing the retail industry.

Committee:

•   Compensation

Lauren R. Hobart has served as Chief Marketing Officer of Dick’s Sporting Goods, Inc. since 2011. Ms. Hobart has also served as the Executive Vice President of Dick’s Sporting Goods and as the President of The Dick’s Sporting Goods Foundation since September 2015 and as Chelsea Collective General Manager of Dick’s Sporting Goods since June 2015. She served as Senior Vice President of Dick’s Sporting Goods from 2011 until September 2015. Ms. Hobart held a variety of management positions with Pepsi-Cola North America from 1997 until 2011, including Chief Marketing Officer, Carbonated Soft Drinks Brand. She began her career in the banking industry having five years of experience with JPMorgan Chase & Company and Wells Fargo Bank.

Jeffrey H. Schutz

Managing Director, Centennial Ventures

Qualifications:

As a result of his background in building and growing entrepreneurial businesses, Mr. Schutz provides knowledgeable advice to the Company’s other directors and to senior management as the Company continues to strengthen its brand and grow its market share.

Committees:

•   Compensation (Chair)

•   Nominating and Corporate Governance

Jeffrey H. Schutz is a managing director of Centennial Ventures, a Denver-based venture capital firm with approximately $500 million of assets currently under management. Mr. Schutz has been a general partner in seven Centennial-sponsored partnerships and involved with the start-up, growth and development of approximately 50 companies over the past 23 years. In his position with Centennial Ventures, Mr. Schutz has directly contributed to the strategic planning and direction of these companies. Prior to joining Centennial Ventures in 1987, Mr. Schutz was Vice President and Director of PNC Venture Capital Group, an affiliate of PNC Financial.

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Kathryn L. Taylor

Leadership Council Chair, Impact Tulsa

Qualifications:

Ms. Taylor provides significant knowledge to the Board on franchising, corporate governance and financial matters. She also provides broad insight into executive leadership, strategy and public affairs.

Committee:

•   Audit

Kathryn L. Taylor serves as Leadership Council Chair of Impact Tulsa, a partnership of business and education leaders working to improve student outcomes. Beginning December 2016, she will also serve as Chief of Economic Development for the City of Tulsa, Oklahoma. She previously served as Chief of Education Strategy and Innovation for the State of Oklahoma from January 2010 until January 2011, a cabinet-level position to which she was appointed by the Governor of Oklahoma. She was elected the Mayor of the City of Tulsa, Oklahoma in 2006, and completed her term as Mayor in December 2009. Ms. Taylor was a partner in the Oklahoma law firm of Crowe and Dunlevy, serving as the Chair of the Franchising and Distribution Section from 1994 until 1998. From 1994 to 1997, Ms. Taylor also served as a principal owner and director of National Car Rental. From 1988 to 1994, she served as the Executive Vice President and General Counsel of Dollar-Thrifty Car Rental. Both National Car Rental and Dollar-Thrifty Car Rental operate and franchise car rental locations world-wide.

Proxies cannot be voted for more than five nominees.

The Board recommends a vote “For” the election of each of the five nominees as a director.

Other Directors

The following table sets forth the name, year in which the individual first became a director, year in which the director’s term will expire and age for each director who will continue as a director after the annual meeting of shareholders.

Name	First Became a Director	Term Expires	Age
R. Neal Black	January 2016	2019	61
Clifford Hudson	August 1993	2019	62
Kate S. Lavelle	January 2012	2018	51
J. Larry Nichols	January 2007	2018	74
Federico F. Peña	January 2001	2019	69
Frank E. Richardson	March 1991	2018	77
Susan E. Thronson	April 2015	2019	55

Following is biographical information about each of the seven persons who will continue as a director after the annual meeting of shareholders, including their principal occupations, experience, qualifications, attributes and skills.

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R. Neal Black

Former Chief Executive Officer and President, Jos. A. Bank Clothiers, Inc.

Qualifications:

Mr. Black is a seasoned executive with more than 35 years of retail management experience in supply chain, product development and marketing as well as experience as a director of a publicly traded company. The Board benefits from Mr. Black’s strategic planning skills along with his significant leadership and operating knowledge.

Committee:

•   Compensation

R. Neal Black served as Chief Executive Officer, President and Director of Jos. A. Bank Clothiers, Inc. from 2008 to 2014, having joined Jos. A. Bank in 2000 as Executive Vice President of Merchandising and Marketing. Prior to joining Jos. A. Bank, Mr. Black held executive positions at Saks Incorporated, Venture Stores, Gottschalks Incorporated and May Company. Mr. Black has a Professional Director Certification from the American College of Corporate Directors, a public company director’s education and credentialing organization. Mr. Black also serves as an independent trustee on the Board of Trustees of Catholic Charities USA.

Clifford Hudson

Chairman and Chief Executive Officer, Sonic Corp.

Qualifications:

In his more than 30 years with the Company, Mr. Hudson has gained meaningful leadership experience and quick-service restaurant knowledge. As CEO, he is responsible for determining the Company’s strategy and clearly articulating priorities as well as aligning and motivating the organization to execute effectively. These capabilities, combined with Mr. Hudson’s understanding of the Company and unwavering commitment to the Sonic brand, make him uniquely qualified to serve on the Board.

Committee

•   None

Clifford Hudson has served as the Company’s Chairman of the Board since January 2000 and Chief Executive Officer since April 1995. Mr. Hudson served as President of the Company from April 1995 to January 2000 and reassumed the position of President from November 2004 until May 2008 and again in April 2013 to January 2016. He has served in various other offices with the Company since 1984. Mr. Hudson has served on the Board of Trustees of the Ford Foundation since January 2006 and on the Board of Trustees of the National Trust for Historic Preservation from January 2001 until 2011, where he served as its Chairman from 2008 until 2011. He served as Chairman of the Board of the Securities Investor Protection Corporation, the federally chartered organization which serves as the insurer of customer accounts with brokerage firms, from 1994 to 2001.

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Kate S. Lavelle

Former Executive Vice President and Chief Financial Officer, Dunkin’ Brands, Inc.

Qualifications:

With over 20 years of experience in the finance and accounting industry, and six of those years as the Chief Financial Officer of a large, multi-brand, franchised quick-service restaurant business, Ms. Lavelle brings to the Board her extensive expertise in finance and direct knowledge and understanding of franchising, restaurant operations and management.

Committees:

•   Audit (Chair)

•   Nominating and Corporate Governance

Kate S. Lavelle has over 20 years of experience in finance and accounting, including 12 years in the restaurant and food service industry. Ms. Lavelle served as the Executive Vice President and Chief Financial Officer of Dunkin’ Brands, Inc. from December 2004 until July 2010. She served as Global Senior Vice President for Finance and Chief Accounting Officer of LSG Sky Chefs, a wholly owned subsidiary of Lufthansa Airlines, from January 2003 until August 2004. Ms. Lavelle served in various other management positions for LSG Sky Chefs from March 1998 until January 2003. She began her career at Arthur Andersen LLP where for more than 10 years she served as Senior Audit Manager in charge of administration of audits and other professional engagements. From 2005 until July 2007, Ms. Lavelle served as a Director of Swift & Company, an American food processing company which was acquired in 2007 by JBS S.A., a Brazilian company. From May 2013 to May 2015, she served as a director of Jones Lang LaSalle, a global financial and professional services firm specializing in commercial real estate services and investment management.

J. Larry Nichols

Chairman Emeritus, Devon Energy Corporation

Qualifications:

Mr. Nichols has demonstrated strong business, management and leadership skills, as evidenced by his successful performance as Chairman and Chief Executive Officer of Devon.

Committees:

•   Audit

•   Nominating and Corporate Governance (Chair)

•   Lead Director

J. Larry Nichols is a co-founder of Devon Energy Corporation (“Devon”) and served as Executive Chairman of the Board of Directors of Devon from June 2010 to June 2016. Mr. Nichols served as Chairman of the Board of Devon from  2000 to June 2010 and as Chief Executive Officer from 1980 to June 2010. Mr. Nichols also serves on the Nominating and Governance Committee and as Lead Director of Baker Hughes Incorporated. He served as Chairman of the Board of the American Petroleum Institute from 2009 to 2010 and is a Director of the American Natural Gas Alliance, the National Association of Manufacturers and the National Petroleum Council.

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Federico F. Peña

Senior Advisor, Colorado Impact Fund

Qualifications:

Mr. Peña has demonstrated sound leadership skills and brings his extensive investment experience to the Board.

Committees:

•   Compensation

•   Nominating and Corporate Governance

Federico F. Peña has served as a Senior Advisor of the Colorado Impact Fund, a venture capital firm dedicated to supporting Colorado companies that provide consistent investment returns and positive community impact, since April 2014. He served as a Senior Advisor of Vestar Capital Partners from January 2009 until September 2016, and as a Managing Director of Vestar from 1999 to 2009. Vestar is a global private equity firm that specializes in management buyouts, recapitalizations and going private transactions. Prior to joining Vestar, Mr. Peña served as the United States Secretary of Energy from 1997 to 1998 and the United States Secretary of Transportation from 1993 to 1997. Mr. Peña served as the Mayor of the City and County of Denver, Colorado from 1983 through 1991, the first Latino to hold that elected office. Mr. Peña founded Peña Investment Advisors in 1991 and was its President and Chief Executive Officer from 1991 until 1993. He served in the Colorado House of Representatives from 1979 until 1983 and practiced law for 10 years in Colorado. Mr. Peña is a Director of Wells Fargo & Company as well as a member of several non-profit organizations.

Frank E. Richardson

Chairman, F.E. Richardson & Co., Inc.

Qualifications:

Mr. Richardson’s knowledge and experience in investments and financial matters and his experience with growth companies are valuable assets to the Board and to the Company.

Committees:

•   Audit

•   Nominating and Corporate Governance

Frank E. Richardson has served as Chairman of F. E. Richardson & Co., Inc. of New York City, a firm specializing in acquisitions of and investments in growth companies, since June 1995. From 1986 to June 1995, Mr. Richardson served as President of Wesray Capital Corporation, a firm which also specialized in acquisitions of and investments in growth companies. From 1997 to June 2006, he served as Chairman of Enterprise News Media, Inc., which owned newspapers in Brockton, Quincy, Plymouth and several other towns in Massachusetts. Mr. Richardson serves as an Emeritus Trustee of the Metropolitan Museum of Art in New York, a Director of the American Friends of the National Gallery, London, England, and a Director of the New York Genome Center. Mr. Richardson has served on the boards of many public companies, including Alex Brown, Wilson Sporting Goods, Avis (Europe) and others.

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Susan E. Thronson

Former Senior Vice President, Global Marketing, Marriott International, Inc.

Qualifications:

Ms. Thronson provides extensive global and brand marketing expertise to the Company, including digital marketing platforms as well as leadership experience with global operations and franchising.

Committee:

•   Compensation

Susan E. Thronson served in a variety of marketing management positions from 1989 to July 2013 at Marriott International, Inc., a worldwide operator, franchisor and licensor of hotels and corporate housing properties. Her most recent positions with Marriott were Senior Vice President, Global Marketing from July 2005 to July 2013 and Senior Vice President, International Marketing, International Lodging Organization from January 1997 to June 2005. Ms. Thronson is a National Association of Corporate Directors (NACD) Governance Fellow and also serves as a director of Angie’s List, Inc.

Committees of the Board of Directors

The Board has three standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The charters for each of these committees have been adopted by the Board and are available in the corporate governance section of the Company’s website, www.sonicdrivein.com. All members of each of these committees are independent directors.

The directors serving on each committee are appointed by the Board. These appointments are made at least annually, for terms expiring at the next annual meeting of shareholders.

The following table lists each committee’s functions, current membership as of the date of this proxy statement and the number of meetings each committee held in fiscal 2016:

Members(1)	Functions of Audit Committee	Number of Meetings in 2016
Kate S. Lavelle, Chair Tony D. Bartel J. Larry Nichols Frank E. Richardson Kathryn L. Taylor

•   Assists the Board in its oversight of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements and compliance by the Company with certain legal and regulatory requirements

•   Encourages free and open communication among the committee members, the Company’s independent registered public accounting firm and the Company’s management

•   Pre-approves all audit and permissible non-audit services

•   Periodically meets with representatives of the Company’s independent registered public accounting firm and the internal audit function without management present

•   Reviews the quarterly financial statements prior to the releases of earnings to the public

7

(1)	The Board has determined that each member of the Audit Committee is an “Audit Committee financial expert” as defined in Item 407(d) of Regulation S-K.

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Members	Functions of Compensation Committee	Number of Meetings in 2016
Jeffrey H. Schutz, Chair R. Neal Black Lauren R. Hobart Federico F. Peña Susan E. Thronson	• Establishes, implements and continually monitors adherence to the Company’s compensation philosophy • Reviews and approves the base salary, short-term and long-term cash incentive awards and long-term equity incentive awards to the executive officers of the Company other than the CEO • Reviews and recommends to the Board the compensation of the CEO • Oversees and reviews the Company’s equity and cash incentive plans	6

Members	Functions of Nominating and Corporate Governance Committee	Number of Meetings in 2016
J. Larry Nichols, Chair Kate S. Lavelle Federico F. Peña Frank E. Richardson Jeffrey H. Schutz	• Identifies and recommends individuals qualified to become Board members • Performs CEO succession planning • Monitors significant developments in the law and practice of corporate governance	4

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company’s Board or the Compensation Committee during fiscal year 2016. None of the Compensation Committee members have interlocking relationships as defined by the SEC.

Executive Session Meetings

The Company’s independent directors meet without the employee director at executive sessions immediately following each quarterly board meeting and at other appropriate times. The independent directors have designated J. Larry Nichols as the lead director to preside at all executive sessions.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Discussion and Analysis (“CD&A”) describes the Company’s executive compensation philosophy, objectives and program as they relate to our named executive officers or “NEOs” (our Chief Executive Officer or “CEO,” Chief Financial Officer and three other most highly compensated executives). The NEOs for fiscal 2016 are listed below:

Name	Title
Clifford Hudson	Chairman of the Board and Chief Executive Officer
Claudia S. San Pedro	Executive Vice President and Chief Financial Officer
Todd W. Smith	President and Chief Marketing Officer
John H. Budd III	Executive Vice President and Chief Development and Strategy Officer
Paige S. Bass	Senior Vice President and General Counsel

Sonic is committed to responsibly building long-term shareholder value. Our executive compensation program is designed to deliver on this commitment by (a) motivating our executives to increase profitability and shareholder returns, (b) paying a significant portion of compensation based on performance and (c) competing for and retaining talent. This executive summary provides an overview of our fiscal 2016 performance and compensation program key events.

Fiscal 2016 Business Performance

Although consumer trends slowed somewhat toward the end of fiscal 2016, our business performed well during the year overall. The following table illustrates the Company’s growth in fiscal 2016 in terms of income from operations, adjusted EPS, same-store sales and stock price relative to performance in fiscal 2015 and fiscal 2014.

				Three-Year
				Change
				2014 to 2016
	2016	2015	2014	(% increase)
Income from Operations (in thousands)	$127,452	$116,428	$98,677	29.2
Adjusted EPS(1)	$1.29	$1.10	$0.84	53.8
Same-Store Sales Growth	2.6%	7.3%	3.5%		(2)
Stock Price per Share at Fiscal Year End	$28.69	$27.00	$21.11	79.8	(3)
(1)	Adjusted EPS is defined as total adjusted net income divided by weighted average diluted shares. Adjusted EPS is considered a non-GAAP measure. Reconciliation of earnings per share to Adjusted EPS is provided in Appendix A.
(2)	The Company’s cumulative same-store sales growth from the beginning of fiscal 2014 to the end of fiscal 2016 was 13.4%.
(3)	Percent increase is calculated from the Company’s closing stock price as of fiscal 2013 year end ($15.96) in order to capture the three-year change.

The Company’s business performed at an exceptional level during fiscal 2014 and fiscal 2015. While performance in fiscal 2016 accelerated at a slower pace, the Company delivered another year of strong financial and operational performance.

2016 Compensation Program Key Events

•	Other than the increases associated with Mr. Smith’s and Ms. San Pedro’s promotions to their current positions, the base salaries of the NEOs increased, on average, 7.3%. The increases were made primarily to adjust the base salaries of all of our NEOs to approximately the median of our peer group of companies.

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•	Annual cash incentive award performance was achieved at 101.9% of target performance, reflecting strong financial performance in fiscal 2016 and resulting in a payout of awards at 105.8% of target.

•	Long-term cash incentive award performance for the three-year period ending fiscal 2016 was achieved at 106.4% of target performance, resulting in a payout of awards at 119.3% of target.

Change to be Effective in Fiscal 2017

The Company adopted a clawback policy that complies with the SEC’s proposed rules issued July 1, 2015 under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as described on page 29.

Executive Compensation Practices

Our executive compensation practices support good governance and mitigate excessive risk-taking.

What We Do	What We Don’t Do
Pay for Performance – The majority of compensation is tied to performance.	Special Retirement Programs – The Company does not have any special executive retirement programs that are specific to executive officers.
Stock Ownership – We have stock ownership requirements for our CEO, requiring him to own stock or vested stock options equal in value to at least five times his annual salary. As of September 30, 2016, our CEO owned Sonic stock equal in value to more than 10 times his base salary and vested stock options equal in value to almost nine times his base salary. In fiscal 2015, the Board adopted stock ownership guidelines for all other officers. Officers are given five years to attain the requirements. All of our NEOs have either met or are tracking to meet the guidelines within the required timeframe.	Tax Gross-ups – The Company does not provide any tax gross-ups with respect to payments made in connection with a change in control.
Cash Incentives – Our long-term (three-year) cash incentive and short-term (annual) cash incentive require growth in Adjusted EPS to yield a payout, as described on page 23. Both our short-term and long-term cash incentives utilize caps on potential payments.	Company Stock Transactions – The Company prohibits its executive officers from engaging in hedging or other speculative transactions in Company stock.
Clawbacks – In August 2012, we adopted compensation recovery, or “clawback,” provisions in our employment agreements to apply to all applicable incentive compensation programs. In October 2016, we adopted a comprehensive clawback policy.	No Repricing of Underwater Stock Options – The Company does not re-price or backdate stock options. If our stock price declines or stays flat, our NEOs realize no benefit from their outstanding underwater stock options.
Change in Control – Our employment agreements are double-trigger, meaning that none of the Company’s executive officers are eligible to receive cash payments solely as a result of a change in control of the Company. Cash severance payments will be paid to an NEO following a change in control only if the NEO is terminated without cause or resigns for good reason within a specified period following a change in control.	Perquisites – The Company does not provide excessive perquisites for our NEOs.
Independent Compensation Committee – The Compensation Committee is comprised solely of independent directors.
Independent Consultant – The Compensation Committee benefits from its utilization of an independent compensation consultant. The compensation consultant acts at the sole direction of the Compensation Committee.
Equity Plans – Our 2006 Long-Term Incentive Plan provides for a three-year minimum vesting period for all time-based vesting equity awards for employees.

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Our Compensation Objectives

Our fundamental objective is to create value for our shareholders on a consistent long-term basis. To accomplish this goal, the Compensation Committee designs executive compensation programs that:

•	Emphasize Pay for Performance by aligning incentives with business strategies to reward executives who achieve or exceed Company goals.

•	Pay Competitively to attract and retain talent by setting target compensation opportunities to be competitive with other companies in our industry of similar size and value.

•	Focus on Long-Term Success by including equity as a cornerstone of our executive pay programs and using a combination of short-term and long-term incentives to ensure a strong connection between Company performance and actual compensation realized.

Emphasizing Pay for Performance

Our executive compensation program consists of four key components: base salary, annual cash incentive awards, long-term cash incentive awards and equity awards.

The Compensation Committee places a significant focus on performance-based compensation. For each of our NEOs, other than our CEO, approximately 62% of his or her target total direct compensation is attributable to performance-based compensation. For our CEO, the Compensation Committee places even more emphasis on the performance-based components of total direct compensation, so that approximately 75% of his target total direct compensation is performance based. Our focus on performance-based compensation rewards strong Company financial performance and aligns the interest of the NEOs with that of the Company’s shareholders.

The mix of components is designed to incent both individual accountability and collaboration to build long-term shareholder value. The charts below show the average mix of the key components of the target total direct compensation for the NEOs in fiscal 2016 by type, length and form.

Consistent with our design principles, performance-based programs pay 100% of target incentive opportunity when target goals are achieved. Payouts below 100% of target incentive opportunity occur when at least threshold but not target goals are achieved, and payouts above 100% target incentive opportunity occur when goals are exceeded. For example, over the past 10 years, the short-term incentive award payout ranged from a low of 0% to a high of 131% of target incentive opportunity. The long-term cash incentive award was started in fiscal 2011, with the first payment period ending in fiscal 2013. The long-term cash incentive award payout has ranged from a low of 0% to a high of 119.3% of target incentive opportunity. These payouts were based on the results achieved against pre-established performance targets approved by the Compensation Committee, highlighting the clear link between pay and performance that underlies our compensation programs.

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Paying Competitively

In making compensation decisions, the Compensation Committee compares each element of total compensation against our “compensation peer group,” which is a benchmarking peer group of publicly traded restaurant companies, as augmented by survey data where position matches were not available. Our compensation peer group for 2016 was carefully selected in consultation with Mercer, our compensation consultant at that time, based on criteria including restaurant industry, operating structure and size. The peer group is periodically reviewed and updated by the Compensation Committee to consist of companies against which the Compensation Committee believes we compete for talent. Changes to the peer group are carefully considered and made infrequently to assure continuity from year to year. For calendar 2016, the Compensation Committee removed Einstein Noah Restaurant which was purchased by JAB Holding Company and no longer has publicly available information.

The companies comprising our compensation peer group for 2016 were:

BJ’s Restaurants	Domino’s Pizza	Popeye’s Louisiana Kitchen
Bob Evans Farms	Fiesta Restaurant Group	Red Robin
Buffalo Wild Wings	Jack in the Box	Ruby Tuesday
Denny’s	Panera Bread	Texas Roadhouse
DineEquity	Papa John’s	Wendy’s

We believe system-wide sales is the best measure of company size and complexity for a highly-franchised business model like ours. Although we do not own and operate all of the restaurants, we own the Sonic brand, develop and help execute the overall strategy for the entire system of Sonic restaurants, manage all research and development with respect to menu offerings, pricing and restaurant design, provide site selection and development services to our franchisees, and guide and recommend the adoption of technology processes that positively affect the customer experience over our entire system. Our corporate revenue alone does not capture the full scope and complexity of effectively managing the system. Furthermore, we compete for talent with companies of comparable size, regardless of the business model (company-owned or franchised), and therefore we believe system-wide sales is a significant basis for selecting peer companies for benchmarking purposes. However, as mentioned above, we also consider other important measures when selecting our restaurant peer group, including restaurant industry and market capitalization.

At the time of setting 2016 compensation in January 2016, the Compensation Committee considered fiscal 2014 data, which was the most recent financial and compensation data of our peer group available at that time. For comparison purposes, the Company’s annual revenues in fiscal 2015 were below the 25th percentile in revenues of our compensation peer group, and the Company’s market value was between the 25th percentile and the median in market value of our compensation peer group companies. The Company’s system-wide sales were slightly below the 75th percentile in terms of system-wide sales of our peer group. While the target total compensation for our NEOs is set considering the median target total compensation within our peer group, actual compensation varies depending on the NEO’s experience in the particular role, as well as total Company and individual performance.

Focus on Long-Term Success

One-half of the NEO’s long-term incentive awards are granted in the form of stock options and the other half in the form of long-term cash incentive awards.

The stock options granted vest over a period of three years and only have value if our stock price appreciates after the options are granted.

As part of our long-term incentive compensation program, from time to time, the Compensation Committee also makes special equity grants in the form of restricted stock units (RSUs) to senior executives to encourage retention and motivation of the key talent necessary to manage the Company successfully. Decisions to grant restricted stock units to NEOs are made by the Compensation Committee, focusing on each of the NEO’s performance as well as his or her role in future strategic contributions to the Company’s success.

Our officers, including our NEOs, are subject to stock ownership guidelines as described on page 28. The guidelines are intended to assure that these executives maintain a meaningful financial stake in the Company in order to promote a long-term perspective in managing the business and to align their long-term financial interests with those of our shareholders.

The long-term cash incentive award program rewards strategic accomplishments over a three-year performance period based on growth in earnings per share. The purpose is to motivate our executives to achieve our multi-year financial goals, which, in turn, reinforces the link between the interests of our executives and our shareholders.

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Consideration of Say-on-Pay Vote

In evaluating the Company’s executive compensation program, the Compensation Committee also considers the results of the advisory vote on the “say-on-pay” proposal each year. At the 2016 annual meeting, approximately 97.4% of votes cast were in support of the compensation provided to our NEOs. In light of our shareholders’ continued support and the success of the executive compensation program, the Compensation Committee made minimal changes to the program during 2016. The Compensation Committee concluded that the Company continues to provide a competitive pay-for-performance package that effectively incentivizes and retains executives.

Components of Compensation

The significant elements of our executive compensation program are as follows:

Direct Compensation
Elements(1)	Performance-Based	Primary Metric	Terms
Base Salary		n/a	Evaluated annually, based on such factors as competitive benchmarks, Company performance and individual performance
Short-Term (Annual) Cash Incentive	X	Adjusted EPS	Based solely on financial metric
Long-Term (Three-Year) Cash Incentive	X	Adjusted EPS	Based solely on financial metric
Stock Options	X	Time-based vesting; value based on appreciation in stock price	Vest one-third each year; seven-year term
Restricted Stock Units		Time-based vesting; value based on stock price on vesting date	Vary with minimum vesting of at least three years
(1)	Indirect compensation elements include retirement programs and other limited personal benefits as described below under “Other Elements of Compensation” on page 27.

The following charts illustrate how each direct compensation component for fiscal 2016 disclosed in the Summary Compensation Table was weighted for our Chief Executive Officer and the other NEOs as a group.

FY2016 COMPENSATION MIX

Base Salary

We provide competitive base salaries to our NEOs in recognition of their job responsibilities. In determining base salaries, we consider each NEO’s experience, unique skills, individual performance and future potential with Sonic, along with salary levels for similar positions in our peer group and internal pay equity. Our compensation philosophy is to target base salaries close to the median of our compensation peer group for each NEO. Base salaries are reviewed

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annually during our benchmarking process. For fiscal 2016, the base salaries for the NEOs ranged from 98% to 102% of the peer group median base salary for fiscal 2014 (based on the information available when compensation was reviewed in January 2016).

Base salaries for NEOs are reviewed on a calendar year basis. Mr. Hudson’s base salary was increased 10.5% for calendar 2016. The remaining NEOs received increases ranging from 4.2% to 35.7%. Changes were made as a result of the strong performance in fiscal 2015 and to move salaries closer to the respective officer peer-group medians. Mr. Smith’s increase of 35.7% was made as a result of his promotion to his current position of President and Chief Marketing Officer and his increased responsibilities. Ms. San Pedro’s increase of 32.4% was made as a result of her promotion to her current position of Executive Vice President and Chief Financial Officer and her increased responsibilities.

Short-Term (Annual) Cash Incentive

The Company achieved 17% growth in Adjusted EPS. Short-term cash incentives paid out at 105.8% of target as a result of the Company’s performance against the performance target in fiscal 2016.

We establish competitive annual performance opportunities as a percent of salary for our named executive officers that:

•	link annual cash compensation to achievement of the annual strategic objectives of the business; and

•	motivate attainment of short-term goals.

Annual cash incentive awards for fiscal 2016 were granted under the Executive Cash Incentive Plan (the “Cash Plan”) adopted by the Company’s shareholders in 2012. The Cash Plan allows for both short-term and long-term performance-based cash incentive awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, as amended.

The Compensation Committee measures the Company’s performance against an annual business plan prepared by management and reviewed and approved by the Board of Directors prior to the fiscal year. Achievement of the Adjusted EPS target set forth in the annual business plan will result in a cash incentive award payment equal to each NEO’s target annual incentive opportunity which is expressed as a percentage of the NEO’s base salary. The Adjusted EPS target is approved by the Board and designed to reinforce our focus on profitability and enhancement of long-term shareholder value. The Adjusted EPS target is based on the annual business plan, which includes the Company’s share repurchase program, as approved by the Board of Directors and publicly announced to shareholders. We consider Adjusted EPS a key indicator of how well management is executing the Company’s strategy. The Compensation Committee set the Adjusted EPS target to require strong performance for our NEOs to receive 100% of their target incentive award opportunity.

The target short-term cash incentive awards are generally set at the median of our compensation peer group, taking into account individual performance, program costs and total compensation targets. The Compensation Committee periodically reviews these target award levels. The base salary target percentages for purposes of setting target short-term incentive awards for each NEO are based on the NEO’s responsibilities, internal pay equity among NEOs with similar responsibilities and competitive considerations. Each NEO’s target annual incentive opportunities (expressed as a percentage of the NEO’s base salary) for fiscal 2016 and 2015 were as follows:

	2016	2015
Name	(%)	(%)
Clifford Hudson	100	100
Claudia S. San Pedro	75	50
Todd W. Smith	75	75
John H. Budd III	75	75
Paige S. Bass	50	50

If the achieved performance is equal to 80% of the target, then each NEO would receive an incentive payout equal to 25% of the NEO’s target annual incentive opportunity. Consistent with our pay-for-performance philosophy, only when our performance achieves the target will each NEO receive an annual incentive payout equal to 100% of his or her target annual incentive opportunity.

To encourage exceptional performance, achievement in excess of the target will result in the payment of an incentive award equal to an additional 3% of an NEO’s target annual incentive opportunity for every 1% Adjusted EPS exceeds the Adjusted EPS target. For example, if the Company achieved 103% of the Adjusted EPS target for the fiscal year, each NEO would be entitled to receive 109% of his or her target incentive opportunity. The award is capped at 116% of the Adjusted EPS target (or 150% of the target annual incentive opportunity).

The Compensation Committee will make adjustments for all items of gain, loss or expense that are related to special, unusual or nonrecurring items, consistent with our publicly reported Adjusted EPS. The Compensation Committee

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retains discretion to reduce, but not increase, the annual incentive awards in light of unusual or unforeseen developments that impact the Company or the restaurant industry.

For fiscal 2016, the Adjusted EPS target was $1.27. Actual Adjusted EPS for fiscal 2016 was $1.29 which resulted in a payout of 105.8% of each NEO’s target incentive opportunity.

The short-term cash incentive award payouts of the target incentive opportunity for fiscal 2016 and the prior four fiscal years are shown below:

Incentive Award Payout
Fiscal Year	as % of Target(1)
2016	105.8
2015	131.0
2014	102.8
2013	113.8
2012	85.0
(1)	The Compensation Committee has not exercised discretion to alter any individual short-term awards paid under the Cash Plan.

Long-Term Incentives (Cash And Equity)

A key component of our NEO compensation program includes rewards for long-term strategic accomplishments and enhancement of long-term shareholder value through the use of long-term cash and equity-based incentives. As a result, our officers’ interests are closely aligned with shareholders’ long-term interests. We believe that long-term incentive compensation performs an essential role in attracting and retaining executive talent and provides executives with incentives to maximize the value of shareholders’ investments. The annualized value of the long-term incentives awarded to our NEOs is intended to be the largest component of our incentive compensation package. Target long-term incentive award values are determined by the Compensation Committee by analyzing benchmark data, individual performance, program cost and total compensation targets.

For fiscal 2016, as in fiscal years 2012 through 2015, the Compensation Committee determined that the Company’s executive officers’ long-term incentive awards should be comprised of approximately 50% long-term cash awards under the Cash Plan and approximately 50% long-term equity awards (in the form of stock options based on the Black-Scholes value of the award on the date of grant) under the Sonic Corp. 2006 Long-Term Incentive Plan (the “Equity Plan”). In determining the total value of long-term incentives to be granted each year, the Compensation Committee utilizes a formula which consists of base salary multiplied by a percentage determined by the Compensation Committee based on the total long-term incentive award target for the executive officer. The percentages for fiscal 2016 were unchanged from those of fiscal 2015. Each NEO’s target long-term incentive opportunity (expressed as a percentage of the NEO’s base salary) for fiscal 2016, was as follows:

2016
Name	(%)
Clifford Hudson	200
Claudia S. San Pedro	85
Todd W. Smith	85
John H. Budd III	85
Paige S. Bass	85

Prior to fiscal 2011, long-term incentives were provided to executives solely in the form of equity awards. Providing a portion of long-term incentives under the Cash Plan reduces share dilution.

Long-Term Cash Incentives

The Company achieved 21% compounded annual growth rate in Adjusted EPS for the three-year performance period of fiscal 2014 through fiscal 2016, as measured for purposes of our long-term cash incentive awards granted for that period, which resulted in a payout of 119.3% of each NEO’s LTI target award opportunity.

As mentioned above, the Cash Plan allows for the grant of both short-term and long-term cash incentive compensation based on the Company’s performance. With respect to long-term incentives, the Cash Plan provides an additional means for incentive awards to align executives with the Company’s long-term performance and provides a long-term

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component based on measures that are not limited to stock price. The Cash Plan permits the Compensation Committee to select the performance metrics applicable to a long-term incentive award from among a list of permitted metrics. For the long-term cash incentive awarded to executive officers in fiscal 2016, the performance metric was Adjusted EPS. The Compensation Committee believes that, over time, EPS results are the primary driver of our stock price, an important indicator of our profitability, and an accurate indicator of long-term Company performance. The Adjusted EPS target is set based on the five-year business plan, which may include share repurchases under the Company’s share repurchase program as approved by the Board of Directors. The Compensation Committee considers the appropriate performance metric each year prior to granting the short-term and long-term cash awards. The Compensation Committee established Adjusted EPS as the metric for both short-term and long-term cash incentive awards for fiscal 2016 because it believes Adjusted EPS encourages executives to profitably deploy capital on behalf of shareholders, thus balancing both growth and return, and is appropriately tied to the Company’s strategy and decision-making processes.

With regard to the long-term cash awards granted in fiscal 2016 under the Cash Plan, payment is based on the Company’s attainment of certain EPS targets over a performance period commencing September 1, 2015 and ending August 31, 2018. The actual amount of the cash award will vary between 0% and 150% of the target award, with payout occurring as follows:

	Average Annual	% of Target Award
	Increase in EPS	Opportunity Paid(1)
Performance Level	%	%
Maximum	27	150
Target	18	100
Minimum	6	25
(1)	Interpolation used for performance between the minimum payout (25%) and maximum payout (150%).

For the three-year performance period of fiscal 2014 through fiscal 2016, the performance target was 18% growth in Adjusted EPS. Actual performance for that period was a 21% growth rate, which resulted in a payout of 119.3% of each NEO’s LTI target award opportunity.

The Cash Plan was adopted in January 2011 and the performance period for the first long-term (three-year) incentive award granted under the Cash Plan ended in fiscal 2013. Long-term cash incentive award payouts for fiscal years 2013 through 2016 are shown below:

Incentive Award
Fiscal Year	Payout as % of Target(1)
2016	119.3
2015	116.0
2014	37.5
2013	0
(1)	The Compensation Committee has not exercised discretion to alter any individual long-term awards paid under the Cash Plan.

Long-Term Equity Incentives

The market price of our stock increased during fiscal 2016, which positively affected the value of our executives’ accumulated stock options and RSUs. Our common stock market price, as determined at the close of market, increased from $27.00 on August 31, 2015 to $28.69 on August 31, 2016.

The Equity Plan provides the Compensation Committee flexibility in the choice of vehicles used to make long-term equity incentive grants, including the ability to issue stock options, performance share units and RSUs. The Compensation Committee reviews the types of awards granted annually to ensure we spend our shares responsibly and understand the cost associated with each type of available award. The Equity Plan provides for a three-year minimum vesting period for all time vesting-based equity awards and a one-year minimum vesting period for all performance-based equity awards granted to employees.

The Compensation Committee has determined that the equity portion of the executive officers’ long-term incentive awards should be in the form of stock options. Stock options only have value if our stock price appreciates after the options are granted. We believe stock price performance should also be an important driver of compensation to align management and shareholder interests.

Stock option grants to NEOs are made annually at our quarterly Compensation Committee meeting in January. Our quarterly Compensation Committee meeting dates are generally set in conjunction with our quarterly Board meetings

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and are scheduled about a year in advance of the meetings. Stock options are granted with an exercise price equal to the closing market price of our common stock on the grant date (which is typically the date following the quarterly Compensation Committee meeting). There is no relationship between the timing of the granting of equity-based awards and our release of material non-public information. Options expire after seven years and vest over a period of three years, with one-third becoming exercisable on each anniversary of the grant date as long as the NEO is still employed by us on the date of vesting. The periodic vesting provisions are in place to encourage the NEOs to remain with the Company.

In addition to annual award grants, from time to time the Compensation Committee makes special stock option grants and restricted stock unit grants. The stock option grants, made in connection with promotions and new employment, are made at the quarterly Compensation Committee meeting following the event triggering the grant. As part of our long-term incentive compensation program, restricted stock unit grants are made from time to time, also typically at quarterly meetings, for the purpose of encouraging retention of key talent necessary to manage the Company successfully. In January 2016, in connection with Mr. Smith’s promotion to President and Chief Marketing Officer, the Compensation Committee granted 11,000 RSUs to Mr. Smith. These RSUs vest three years from their date of grant. In making the grant of RSUs to Mr. Smith, the Compensation Committee considered Mr. Smith’s role in executing the key strategic initiatives of the Company and the ability of his position to impact long-term shareholder value.

Other Elements of Compensation

The other types of compensation and benefits provided to the NEOs are generally similar to those provided to other officers.

Perquisites

The only perquisites provided to NEOs, as well as all other officers, are car allowances and premiums paid for certain life, accidental death and dismemberment insurance and long-term disability benefits.

Certain Other Benefits

The Company also maintains a benefits program comprised of retirement income and group insurance plans. The Company does not offer any retirement plan or compensation for NEOs other than the Company’s 401(k) plan, in which all employees may participate, and the Company’s nonqualified deferred compensation plan (the “NQDC Plan”), which is solely funded by employee contributions and the same employer contributions as provided under the 401(k) plan. The Company provides a match on employee 401(k) contributions equal to 100% on the first three percent contributed by employees into their 401(k) funds and 50% on the second three percent of employee 401(k) contributions. Non-officer employees receive 100% match of the second three percent of their contributions if they have been employed by the Company for 10 years or more. Officers receive the same match on their contributions in the NQDC Plan only to the extent they have not received the maximum match for contributions made to their 401(k) funds.

The Company’s group insurance program consists of life, disability and health insurance benefit plans that cover all full-time employees.

Governance of Executive Compensation

Compensation Committee

The Compensation Committee, comprised entirely of independent directors, is responsible for aligning our compensation programs with our objectives of emphasizing pay for performance, paying competitively and focusing on long-term success. The Compensation Committee reviews and approves any compensation decisions regarding vice presidents and above (with input from the CEO other than for his own compensation), and recommends the compensation of the CEO to the full Board of Directors. The Board then sets the CEO’s compensation based on its evaluation of the CEO’s performance. Further information about the duties of the Compensation Committee can be found in the Compensation Committee Charter posted on our website at ir.sonicdrivein.com/corporategovernance.cfm. To make certain the Compensation Committee is able to effectively carry out its responsibilities, it takes the following actions:

•	retains an independent consultant to advise on executive compensation;

•	benchmarks data, with the assistance of its independent consultant, to determine competitive compensation levels based on a peer group that represents other restaurant companies and companies with which we compete for talent;

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•	approves the design and performance metrics used in our incentive plans;

•	submits recommendations to the full Board of Directors for approval and ratification of the CEO’s compensation; and

•	holds executive sessions (without management present) at every Compensation Committee meeting.

In setting compensation for fiscal 2016, the Compensation Committee considered, among other things:

•	the benchmarking data and analyses described above;

•	our overall performance in fiscal 2015, including our financial and operating performance;

•	each NEO’s individual performance and contributions to our achievement of financial goals and operational milestones;

•	each NEO’s job responsibilities, expertise, historical compensation and years and level of experience;

•	the relative compensation levels of our NEOs;

•	the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future; and

•	whether the incentive criteria provide a balance of short-term and long-term incentives and mitigate any risk of a material adverse effect on the Company.

Compensation Consultant

The Compensation Committee has the authority under its charter to engage the services of outside advisors. In accordance with this authority and in furtherance of the compensation philosophy described above, the Compensation Committee engaged Mercer to conduct an annual review of our total compensation program for fiscal 2016 for our executive officers and provide relevant market data concerning executive pay practices. Mercer provided a review of executive compensation in August 2015, including data consisting of proxy information of peer companies as well as an analysis of executive compensation survey data for the restaurant industry maintained by Mercer. The Company assessed the independence of Mercer as required by the SEC and concluded that no conflict of interest exists that prevented Mercer from independently advising the Compensation Committee. Mercer attended one Compensation Committee meeting in fiscal 2016.

Following a comprehensive request for proposal process, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant effective January 27, 2016. The Company assessed the independence of Meridian as required by the SEC and concluded that no conflict of interest exists that would prevent Meridian from independently advising the Compensation Committee. Meridian attended four Compensation Committee meetings in fiscal 2016.

CEO and Other NEOs Compensation

The Compensation Committee sets the compensation of all NEOs other than the CEO. Our CEO annually reviews the performance of those executives reporting directly to him and makes recommendations to the Compensation Committee regarding compensation for those executives, as well as any other executive officers named in the Summary Compensation Table. Our Compensation Committee may exercise its discretion in accepting or otherwise modifying the proposed compensation and awards to those executive officers. With respect to the CEO, the Compensation Committee recommends his compensation to the full Board, which then sets the CEO’s compensation based on the Board’s evaluation of the CEO’s performance for the prior fiscal year. The Board’s evaluation of the CEO considers the CEO’s performance against qualitative goals and objectives approved by the Board for the prior fiscal year (specifically addressing any areas where objectives were not met) and the CEO’s self-evaluation of his performance against the goals and objectives. Mr. Hudson’s compensation for fiscal 2016 was higher than that of other NEOs primarily because of his greater influence over and responsibility for the Company, the compensation levels of comparable executives at companies within our compensation peer group, and his long tenure with the Company.

Our pay-for-performance compensation program aligns the compensation of the CEO with the interests of the Company’s shareholders, with a substantial amount of the CEO’s target total direct compensation being performance-based compensation. For fiscal 2016, target performance-based compensation represented approximately 75% of our CEO’s target total direct compensation.

Stock Ownership Guidelines

Historically, we have encouraged our executives to own Sonic stock and have monitored ownership levels. The Company has had stock ownership guidelines for the CEO for several years which provide for stock ownership by the CEO of at least five times his base salary. As of September 30, 2016, Mr. Hudson owned Sonic stock valued at more than ten times his base salary and vested stock options valued at almost nine times his base salary. In fiscal 2015, as amended

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in fiscal 2016 with respect to the office of President, the Company adopted stock ownership guidelines for all other officers. The guideline for officers below the President level is that the officer is expected to own at least the amount of shares equal to the lesser of the number of shares or the dollar amount values set forth below.

Position	Number of Shares	Value of Shares
Chief Executive Officer	—	5x Base Salary
President	—	2x Base Salary
Executive Vice President	12,500	$400,000
Senior Vice President	12,500	$400,000
Vice President	5,000	$200,000
Regional Vice President	3,000	$100,000

The guideline provides a five-year window from the time of adoption of the amendment in fiscal 2016 for Mr. Smith to meet the new standard. All other officers are given five years from the adoption of the original guideline, or the date of their appointment as an officer, whichever is later, to attain either the value or share ownership level. Outstanding vested stock options are counted in determining the minimum value, but not the minimum number of shares. All of our NEOs have either met or are tracking to meet the guidelines within the required timeframe.

Compensation Recoupment (“Clawback”) Policy

In October 2016, at the Compensation Committee’s recommendation, the Company adopted a clawback policy that provides in the event the Company materially restates all or a portion of its financial statements, the Company will take action to recover incentive cash compensation and performance-based equity awards from any “covered officer” that were based on the achievement of financial results that were subsequently restated. Covered officer is defined to include all executive officers as defined under Section 16 of the Securities Exchange Act of 1934, any officer reporting directly to the CEO and any other officer who holds the title of Senior Vice President of the Company or its subsidiaries. The Compensation Committee is authorized to adopt any rules and procedures for the policy as it deems appropriate. The Company’s policy is intended to comply with the SEC’s proposed rules under the Dodd-Frank Act, but the Company will monitor the final rules for any potential changes.

Termination and Change in Control Arrangements

We have employment agreements with each NEO. The employment agreements provide that if the Company terminates the NEO’s employment other than for cause or fails to renew the NEO’s contract, the Company must pay the NEO certain severance benefits. The contracts for the NEOs also provide that, upon a change in control of the Company, if the Company terminates the officer’s employment other than for cause or violates any term of the contract, the Company must pay the officer severance benefits. These severance and change in control payments are discussed in more detail under “Potential Payments upon Termination or Change in Control” on page 35. The agreements regarding severance payments are designed to be competitive with similar agreements of our compensation peer companies in order to attract, retain and motivate NEOs, provide for stability and continuity of management in the event of any actual or threatened change in control, encourage NEOs to remain in service after a change in control and ensure that NEOs are able to devote their entire attention to maximizing shareholder value in the event of a change in control. The Compensation Committee has determined that the amounts payable under the employment agreements are necessary to achieve those objectives.

None of the employment agreements provide for the payment of severance upon a change of control unless the employee is terminated without “cause” or resigns for “good reason.” The Company does not provide any tax gross-ups with respect to payments made in connection with a change in control.

Tax Considerations

In determining executive compensation, the Compensation Committee considers several factors, including the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, which limit the deductibility by the Company of certain categories of compensation in excess of $1,000,000 paid to certain executive officers. One exception applies to “performance-based compensation” paid pursuant to shareholder-approved employee benefit plans (essentially, compensation that is paid only if the individual’s performance meets pre-established objective performance goals based on performance criteria approved by our shareholders). Generally, the Compensation Committee believes that it

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is in the Company’s shareholders’ best interests to preserve the deductibility of compensation paid to the Company’s executive officers, while still maintaining the Company’s executive compensation program’s goals. The Compensation Committee may approve compensation to NEOs that may exceed the limits of deductibility if it is deemed necessary and in the Company’s best interest to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Company’s business strategy. For fiscal 2016, all compensation paid to our NEOs qualified for deduction under Section 162(m).

Compensation Risk

In fiscal 2016, the Compensation Committee reviewed the Company’s various incentives and other compensation programs and practices and the processes for implementing these programs to determine whether any risks arising from our compensation policies and practices for our NEOs and other employees could encourage decision-making that could expose the Company to unreasonable risks of material adverse consequences. In conducting this review, the Compensation Committee considered a risk assessment analysis performed by Meridian, the Compensation Committee’s independent compensation consulting firm, with regard to the Company’s compensation policies and practices in fiscal 2016. Based on this review, the Compensation Committee determined that the risks arising from the Company’s compensation practices and policies are not reasonably likely to have a material adverse effect on the Company.

In making this determination, the Compensation Committee considered the various components of compensation and the compensation decision-making process including:

•	A Balanced Mix of Compensation Components. The target compensation mix for our executive officers is composed of salary, annual cash incentives and long-term equity and cash incentives, representing a mix that is not overly weighted toward short-term cash incentives.

•	Capped Incentive Awards. Short-term and long-term cash incentive awards are capped at 150% of target.

•	Independent Compensation Consultant. The Compensation Committee uses an independent compensation consultant.

•	Multi-Year Vesting. The performance period and vesting schedules for long-term incentives overlap and, therefore, reduce the motivation to maximize performance in any one period. All long-term cash incentive awards have a three-year performance period. All time-vested equity awards have a three-year vesting period.

•	Performance Metrics. All performance metrics for our short-term and long-term cash incentive awards are based on audited metrics.

•	Discretion. The Compensation Committee has the ability to exercise discretion to reduce final payouts of all short-term and long-term cash incentive awards.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee
/s/Jeffrey H. Schutz, Chairman
/s/R. Neal Black
/s/Lauren R. Hobart
/s/Federico F. Peña
/s/Susan E. Thronson

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Summary Compensation Table

The following table provides information concerning total compensation earned by the NEOs (“the CEO, the Chief Financial Officer and the three other most-highly compensated executive officers of the Company”) who served in such capacities as of August 31, 2016 for services rendered to the Company during the past fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	(1)	Option Awards ($)	(1)	Non-Equity Incentive Plan Compensation ($)	(2)	All Other Compensation ($)	(3)	Total ($)
Clifford Hudson	2016	856,087	—		—		851,003		1,711,904		27,141		3,446,135
Chairman of the Board and Chief Executive Officer	2015	778,539	—		—		770,011		1,606,837		27,053		3,182,440
	2014	726,467	90,392	(4)	—		707,199		920,361		25,875		2,470,294
Claudia S. San Pedro	2016	427,500	7,623	(5)	—		191,254		416,329		27,141		1,069,847
Executive Vice	2015	264,655	—		292,600	(6)	65,882		232,445		27,053		882,635
President and Chief Financial Officer	2014	234,785	—		—		51,337		110,699		20,739		417,560
Todd W. Smith	2016	447,917			323,070	(7)	201,871		423,966		27,141		1,423,965
President and Chief	2015	312,242	—		349,984	(7)	71,581		296,469		27,053		1,057,329
Marketing Officer	2014	245,055	—		—		40,559		70,985		23,954		380,553
John H. Budd III	2016	410,807	—		—		170,004		507,626		27,141		1,115,578
Executive Vice President and Chief Development and Strategy Officer	2015	391,797	—		292,600	(6)	163,357		377,648		27,053		1,252,455
	2014	377,719	—		—		325,329		192,750		32,301		928,099
Paige S. Bass	2016	358,459	8,019	(5)	—		151,302		325,190		27,141		870,111
Senior Vice President	2015	325,960	—		—		137,276		319,446		27,128		809,810
and General Counsel	2014	297,851	—		—		125,229		185,381		26,903		635,364

(1)	The amounts shown reflect the aggregate grant date fair values of the stock and option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2016 regarding assumptions underlying valuation of equity awards. The terms applicable to option awards granted in fiscal 2016 are set forth below in the Grant of Plan-Based Awards Table.
(2)	Amounts listed below for fiscal 2016 include short-term cash incentive compensation paid for the one-year performance period ended August 31, 2016, and long-term cash incentive compensation paid for the three-year performance period ended August 31, 2016, as discussed in further detail in the CD&A under the sections “Annual Cash Incentive” and “Long-Term Cash Incentives.”

Name	Short-Term Cash ($)	Long-Term Cash ($)
Clifford Hudson	900,528	811,376
Claudia S. San Pedro	357,143	59,186
Todd W. Smith	376,984	46,982
John H. Budd III	317,460	190,166
Paige S. Bass	188,360	136,830

(3)	All Other Compensation for fiscal 2016 is listed in the following table:

Name	Company Matching Contributions to the 401(k) Plan ($)	Car Allowance ($)	Company Provided Life and Accidental Death and Dismemberment Insurance Premiums ($)	Total All Other Compensation ($)
Clifford Hudson	11,925	14,400	816	27,141
Claudia S. San Pedro	11,925	14,400	816	27,141
Todd W. Smith	11,925	14,400	816	27,141
John H. Budd III	11,925	14,400	816	27,141
Paige S. Bass	11,925	14,400	816	27,141

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(4)	The bonus amount for Mr. Hudson was a one-time discretionary bonus awarded to Mr. Hudson by the Compensation Committee in recognition of outstanding performance.
(5)	The bonus amounts paid to Ms. San Pedro and Ms. Bass were one-time discretionary bonuses awarded to them by the Compensation Committee in recognition of their contributions to special projects completed during the year.
(6)	The stock awards for Ms. San Pedro and Mr. Budd were one-time discretionary awards granted to them by the Compensation Committee in accordance with its objective to use such awards for retention purposes. The RSUs vest on August 31, 2018.
(7)	The stock awards for Mr. Smith in fiscal 2016 were granted in connection with his promotion to President and Chief Marketing Officer. The stock awards for Mr. Smith in fiscal 2015 were granted for retention purposes. The RSUs granted in fiscal 2016 vest on January 28, 2019. The RSUs granted in fiscal 2015 vest on August 31, 2018.

Grants of Plan-Based Awards Table

The following table provides information concerning grants of plan-based awards made to the NEOs during fiscal 2016.

Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	(1)(2)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)	(3)
Clifford Hudson
Stock Options	1/28/2016							102,839	29.37	851,003
Short-Term Cash Incentive		212,750		851,000	1,276,500
Long-Term Cash Incentive		192,501		770,009	1,155,014
Claudia S. San Pedro
Stock Options	1/28/2016							23,112	29.37	191,254
Short-Term Cash Incentive		84,375		337,500	506,250
Long-Term Cash Incentive		36,125		144,500	216,750
Todd W. Smith
RSUs	1/28/2016					11,000	(4)			323,070
Stock Options	1/28/2016							24,395	29.37	201,871
Short-Term Cash Incentive		89,063		356,250	534,375
Long-Term Cash Incentive		37,188		148,750	223,125
John H. Budd III
Stock Options	1/28/2016							20,544	29.37	170,004
Short-Term Cash Incentive		75,000		300,000	450,000
Long-Term Cash Incentive		39,844		159,375	59,063
Paige S. Bass
Stock Options	1/28/2016							18,284	29.37	151,302
Short-Term Cash Incentive		44,500		178,000	267,000
Long-Term Cash Incentive		34,319		137,276	205,914

(1)	The threshold amounts under the Company’s short-term cash incentive plan reflect the minimum payment level, which is 25% of the target amounts shown in the next column. Threshold is represented as the minimum payment level, but zero payout is possible if threshold performance measures are not attained. The maximum payment amount is 150% of the target award, as more particularly described in the CD&A under the section “Annual Cash Incentive.”
(2)	The threshold amounts under the Company’s long-term cash incentive plan reflect the minimum payment level, which is 25% of the target amounts shown in the next column. Threshold is represented as the minimum payment level, but zero payout is possible if threshold performance measures are not attained. The maximum payment amount is 150% of the target award, as more particularly described in the CD&A under the section “Long-Term Cash Incentives.”
(3)	The amounts shown reflect the grant date fair value of the option awards for financial reporting purposes computed in accordance with FASB ASC 718. These amounts do not include any reduction in the value for the possibility of forfeiture. See Note 13 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2016 regarding assumptions underlying valuation of equity awards.
(4)	The stock awards for Mr. Smith in fiscal 2016 were granted in connection with his promotion to President and Chief Marketing Officer.

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Outstanding Equity Awards at Fiscal Year-end Table

The following table provides information on the current holdings of stock options and RSUs by the NEOs as of the fiscal year ended August 31, 2016.

					Stock Awards
					Number of		Market Value
					Shares or		of Shares or
	Number of Securities Underlying				Units that		Units that
	Unexercised Options (#)(1)		Option	Option	Have not		Have not
			Exercise Price	Expiration	Vested		Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	(2)	($)	(3)
Clifford Hudson	112,849	0	11.19	1/6/2018
	182,470	0	6.80	1/18/2019
	146,640	0	11.07	1/16/2020
	69,024	34,513	20.58	1/16/2021
	28,865	57,730	31.29	1/29/2022
	0	102,839	29.37	1/28/2023
Claudia S. San Pedro	14,092	0	8.74	1/14/2017
	10,111	0	11.19	1/6/2018
	16,482	0	6.80	1/18/2019
	10,697	0	11.07	1/16/2020
	5,010	2,506	20.58	1/16/2021
	2,469	4,940	31.29	1/29/2022
	0	23,112	29.37	1/28/2023
					10,000		286,900
Todd W. Smith	8,612	0	9.12	8/15/2019
	7,358	0	11.07	1/16/2020
	20,000	0	15.66	8/7/2020
	3,958	1,980	20.58	1/16/2021
	2,683	5,367	31.29	1/29/2022
	0	24,395	29.37	1/28/2023
					11,044		316,852
					11,000		315,590
John H. Budd III	16,666	8,334	18.32	10/16/2020
	15,555	7,778	20.58	1/16/2021
	6,123	12,248	31.29	1/29/2022
	0	20,544	29.37	1/28/2023
					10,000		286,900
Paige S. Bass	4,932	0	6.80	1/18/2019
	24,729	0	11.07	1/16/2020
	12,222	6,112	20.58	1/16/2021
	5,146	10,292	31.29	1/29/2022
	0	18,284	29.37	1/28/2023

(1)	The following table shows the grant date, vesting schedule and expiration date for all unexercisable stock options as of the fiscal year ended August 31, 2016. All stock options have a three-year vesting schedule of 33 1/3% per year.

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Grant Date	Vesting Schedule	Expiration Date
10/16/2013	33 1/3% per year with remaining vesting date of 10/16/2016	10/16/2020
1/16/2014	33 1/3% per year with remaining vesting date of 1/16/2017	1/16/2021
1/29/2015	33 1/3% per year with remaining vesting dates of 1/29/2017 and 1/29/2018	1/29/2022
1/28/2016	33 1/3% per year with remaining vesting dates of 1/28/2017, 1/28/2018 and 1/28/2019	1/28/2023

(2)	Ms. San Pedro’s and Mr. Budd’s RSUs were granted August 6, 2015 and will vest 100% on August 31, 2018. Mr. Smith’s 11,044 RSUs were granted April 9, 2015 and will vest 100% on August 31, 2018. Mr. Smith’s 11,000 RSUs were granted January 28, 2016 and will vest 100% on January 28, 2019.
(3)	The value is based on the closing price of $28.69 on August 31, 2016 for one share of Sonic Corp. stock.

Option Exercises and Stock Vested

The following table sets forth information regarding stock options exercised during fiscal 2016 by the NEOs. No shares of RSUs vested in fiscal 2016.

	Number of Shares		Value Realized
	Acquired on Exercise		on Exercise
Name	(#)		($)
Clifford Hudson	363,145	(1)	6,958,708
Claudia S. San Pedro	—		—
Todd W. Smith	—		—
John H. Budd III	—		—
Paige S. Bass	55,222		1,314,602

(1)	Of the options exercised by Mr. Hudson, 127,501 would have expired in fiscal 2016 if they had not been exercised.

Nonqualified Deferred Compensation

The NEOs and other officers are eligible to defer all or a portion of their base salary and annual incentive pay to the Nonqualified Deferred Compensation Plan (the “NQDC Plan”), an unfunded, nonqualified deferred compensation plan. The plan is subject to IRC Section 409A for all deferred compensation earned. The Company matches 100% of the first 3% and 50% of the next 3% of the participant’s compensation that is deferred into either the 401(k) Plan or the NQDC Plan. The maximum compensation that is considered for purposes of calculating the matching contribution is $245,000. Participants may make an election to invest their deferrals among an array of investment options, and their accounts are credited based up the performance of the investment options. Participants are 100% vested in their own contributions and those of the Company.

The Company contributes all amounts deferred under the NQDC Plan to a rabbi trust. Assets in the rabbi trust are invested in certain mutual funds that cover an investment spectrum ranging from equities to money market instruments, which mirror the investment options under the 401(k) Plan. All rabbi trust assets remain available to satisfy the claims of the Company’s creditors in the event of the Company’s bankruptcy or insolvency.

When participants elect to defer amounts into the NQDC Plan, they also select when the amounts ultimately will be distributed. Payment of a participant’s account is made a minimum of six months from participant’s termination of employment in the form of a lump sum or up to 15 annual installments if the participant so elected at the time of deferral and if the participant’s total account balance is at least $50,000. A participant can elect to change a prior distribution election to further delay distribution provided that such new election must be provided at least 12 months before the date the previously scheduled distribution would have occurred and provided that the new distribution date is at least 5 years from the originally scheduled distribution date. A participant may obtain a withdrawal prior to the date otherwise scheduled or elected by the participant if the participant incurs an “unforeseeable emergency” (generally including illness, casualty losses, etc.).

The NQDC Plan was established in fiscal 2011 to permit Company employees who are generally considered “highly compensated” pursuant to IRC Section 414(q) to defer portions of their compensation to a retirement plan other than the Company’s 401(k) Plan, because deferrals to the Company’s 401(k) Plan by those employees were limited

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as a result of the IRC testing rules. In fiscal 2013, the Company amended its 401(k) Plan so that deferrals by highly compensated employees were no longer limited as a result of the testing rules.

The following table provides information on the NEOs’ participation in the NQDC Plan:

Name	Executive Contributions in Fiscal Year 2016 ($)	(1)	Company Contributions in Fiscal Year 2016 ($)	Aggregate Earnings in Fiscal Year 2016 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year-End ($)	(2)
Clifford Hudson	252,178		—	20,931	—	277,004
Claudia S. San Pedro	—		—	—	—	—
Todd W. Smith	—		—	—	—	—
John H. Budd III	—		—	—	—	—
Paige S. Bass	—		—	1,478	—	29,665

(1)	These amounts are also included in the salary and non-equity incentive plan compensation columns in the 2016 row of the Summary Compensation Table.
(2)	Amounts reported in this column are included in the Company’s Summary Compensation Table if the NEO was a named executive officer in previous years. The balance at fiscal year-end 2016 reflects the cumulative value of each NEOs’ deferrals, match and investment gains or losses. These amounts do not include contributions or earnings related to fiscal 2016 annual short-term award which were paid after the end of fiscal 2016 (but which amounts are included in the executive and company contributions columns of this table.

Potential Payments upon Termination or Change in Control

We have entered into employment agreements with each of our NEOs, which provide for payments in certain events of termination, including upon a change in control (“CIC”), as shown below:

					After CIC	(2)
	Term of		Before CIC	(2)	Termination w/o Cause	(3)(4)
	Employment		Termination w/o		or Resignation for Good
Name	Agreement	(1)	Cause	(3)	Reason	(5)
Clifford Hudson	2 years		Two times annual base salary		Three times annual base salary
Claudia S. San Pedro, Todd W. Smith, John H. Budd III and Paige S. Bass	1 year		Annual base salary		Two times annual base salary

(1)	Unless specifically terminated or not renewed by the Company. Mr. Hudson’s agreement automatically extends each year for one additional year to maintain successive two-year terms. The agreements for the other NEOs automatically extend for successive one-year terms.
(2)	Change in control includes:
	(a)	any consolidation or merger of the Company in which the Company does not continue or survive or pursuant to which the shares of capital stock of the Company convert into cash, securities, or other property;
	(b)	any sale, lease, exchange, or transfer of all or substantially all of the Company’s assets;
	(c)	the acquisition of 50% or more of the Company’s outstanding capital stock by any person; or
	(d)	a change in the make-up of the Company’s Board of Directors during any period of two consecutive years, pursuant to which individuals who at the beginning of the period made up the Company’s entire Board of Directors cease for any reason to constitute a majority of the Board of Directors, unless at least two-thirds of the directors then and still in office approved the nomination of the new directors.
(3)	Cause includes:
	(a)	the willful and intentional failure to perform the officer’s duties (physical or mental incapacity excepted);
	(b)	the commission of an illegal act in connection with the officer’s employment;
	(c)	any material breach by the officer of his or her obligations under the employment agreement;
	(d)	breaching the Company’s written policy or the rules of any governmental or regulatory body applicable to the Company; or
	(e)	engaging in any conduct which could reflect negatively upon or is materially injurious to the Company.
(4)	A determination of “cause” after a change in control requires the affirmative vote of at least a majority of the members of the Board of Directors.
(5)	Good reason includes assignment to the officer, without his or her consent, of duties inconsistent with the officer’s position or a reduction in the officer’s salary.

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The following table describes and quantifies certain compensation that would become payable if the NEOs’ employment had terminated on August 31, 2016, the last day of the fiscal year. The amounts are based on each NEO’s compensation as of that date, and if applicable, the Company’s closing stock price of $28.69 on August 31, 2016.

Name	Benefit	Retirement ($)	Before CIC Termination w/o Cause ($)	After CIC Termination w/o Cause or Resignation for Good Reason ($)		Disability ($)		Death ($)
Clifford Hudson	Cash Severance		1,702,000	2,553,000			(1)	—
	Stock Options	—	—	9,392,608	(2)	9,392,608		9,392,608
	Long–Term Cash Incentive(3)	—	728,136	728,136		728,136		728,136
Claudia S. San Pedro	Cash Severance		450,000	900,000			(1)	—
	Stock Options	—	—	1,068,305	(2)	1,068,305		1,068,305
	RSUs	—	—	286,900	(2)	286,900		286,900
	Long–Term Cash Incentive(3)	—	89,998	89,998		89,998		89,998
Todd W. Smith	Cash Severance	—	475,000	950,000			(1)	—
	Stock Options	—	—	606,942	(2)	606,942		606,942
	RSUs	—	—	632,442	(2)	632,442	(2)	632,442	(2)
	Long–Term Cash Incentive(3)	—	95,470	95,470		95,470		95,470
John H. Budd III	Cash Severance	—	400,000	800,000			(1)	—
	Stock Options	—	—	448,481	(2)	448,481		448,481
	RSUs	—	—	286,900	(2)	286,900		286,900
	Long–Term Cash Incentive(3)	—	160,703	160,703		160,703		160,703
Paige S. Bass	Cash Severance	—	356,000	712,000			(1)	—
	Stock Options	—	—	692,375	(2)	692,375		692,375
	Long–Term Cash Incentive(3)	—	129,342	129,342		129,342		129,342

(1)	NEOs do not receive any payments upon termination as a result of long-term disability other than the long-term disability benefits provided to all corporate employees in the amount of 70% of the employee’s salary, but not to exceed $10,000 per month, until the employee reaches the age of 65.
(2)	Under the Equity Plan, RSUs automatically vest upon a change in control. Unvested stock options do not automatically vest upon a change in control; however, the Compensation Committee has the authority and may determine at any time that unvested stock options will automatically vest upon a change in control. The amounts reflected assume the Compensation Committee will make such determination, and the values are based on the closing price of $28.69 on August 31, 2016 for one share of Sonic Corp. stock.
(3)	Under the award agreements, a pro rata portion of the long-term cash incentive awards are paid upon certain events of termination based on the date of termination. The amounts shown are calculated based on the assumption that 100% of the target amounts for such awards are met. The actual amounts will vary based on the degree to which the performance targets for each award have been met.

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Certain Relationships and Related Transactions

The Company has no transactions with related persons subject to disclosure pursuant to SEC rules. The Company has a number of policies, procedures and practices that relate to the identification, review and approval of related person transactions. Pursuant to the Company’s Code of Business Conduct and Ethics, all directors and executive officers are required to report actual or potential conflicts of interest to the Nominating and Corporate Governance Committee of the Board of Directors. The Chief Executive Officer, Chief Financial Officer, Treasurer and Chief Accounting Officer are also subject to the Company’s Code of Ethics for Financial Officers, which requires them to avoid actual or apparent conflicts of interest and report violations of the Code of Ethics for Financial Officers to the Chairman of the Audit Committee of the Board of Directors. The Audit Committee Charter requires the Audit Committee to review and approve policies and procedures with respect to proposed transactions between the Company and related persons and to review and approve in advance all such related-person transactions. The Audit Committee will approve any such transaction only if it is determined to be in the best interests (or not inconsistent with the best interests) of the Company and its shareholders. In addition, directors and executive officers provide information in an annual questionnaire relating to any transactions with the Company, which transactions are reviewed by the Audit Committee to determine whether disclosure is required in the Company’s proxy statement. No member of the Audit Committee participates in any approval of a related person transaction in which such member is a related person, other than to provide all material information regarding the transaction to the Audit Committee.

The Company’s Code of Business Conduct and Ethics, Code of Ethics for Financial Officers and Audit Committee Charter may all be found in the corporate governance section of our website, www.sonicdrivein.com.

Equity Compensation Plan Information

The following table sets forth information about the Company’s equity compensation plans as of August 31, 2016.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,425,770	(1)	$ 18.37	(2)	7,040,991
Equity compensation plans not approved by security holders	-0-		-0-		-0-

(1)	Shares subject to outstanding options were granted under the Sonic Corp. 2006 Long-Term Incentive Plan (the “2006 Plan”). Also includes shares subject to outstanding RSUs granted under the 2006 Plan.
(2)	The weighted-average exercise price does not take into account 91,514 of outstanding RSUs, which have no exercise price.

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of the original and amended Forms 3, 4 and 5 furnished to the Company during its last fiscal year, we do not know of any person who failed to file on a timely basis any reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, other than two reporting persons’ gift transactions. Mr. Hudson’s spouse had three gift transactions in fiscal year 2015 that were reported on a Form 4 on April 4, 2016. Mr. Peña had two gift transactions in fiscal year 2015 that were reported on a Form 4 on June 28, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

The following table shows the total number and percentage of the outstanding shares of the Company’s voting common stock beneficially owned as of November 30, 2016, unless otherwise noted, with respect to each person (including any “group” as used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) the Company knows to have beneficial ownership of more than 5% of the Company’s common stock. The Company computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which includes as beneficially owned all shares of common stock that the person or group has the right to acquire within the next 60 days.

Beneficial Owner	Number of Shares	Percent	(1)
BlackRock Fund Advisors(2)	4,810,318	10.51
400 Howard Street
San Francisco, CA 94105

Southeastern Asset Management, Inc.(3)	4,651,120	10.16
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

Chilton Investment Co LLC(4)	3,772,117	8.24
1290 East Main Street, 1st Floor
Stamford, CT 06902

The Vanguard Group, Inc.(5)	3,732,717	8.16
PO Box 2600, V26
Valley Forge, PA 19482

T. Rowe Price Associates, Inc.(6)	2,590,677	5.66
PO Box 89000
Baltimore, MD 21289
(1)	Based on the number of outstanding shares of common stock, being 45,758,995, as of October 14, 2016, as set forth in the Company’s Form 10-K.
(2)	Reflects shares beneficially owned by BlackRock Fund Advisors (“BlackRock”) as of September 30, 2016, according to a statement on Schedule 13G filed by BlackRock, Inc. with the SEC on October 7, 2016. Based on the statement on Schedule 13G, BlackRock, Inc. had sole voting power over 4,810,318 shares, shared voting power over 0 shares, sole dispositive power over 4,810,318, shared dispositive power over 0 shares, and beneficial ownership of 4,810,318 shares.
(3)	Reflects shares beneficially owned by Southeastern Asset Management, Inc. (“Southeastern”) as of October 31, 2016, according to a statement on Schedule 13G filed by Southeastern with the SEC on November 10, 2016. Based on the statement on Schedule 13G, Southeastern had sole voting power over 0 shares, shared voting power over 4,590,108 shares, sole dispositive power over 61,012 shares, shared dispositive power over 4,590,108 shares and beneficial ownership of 4,651,120 shares.
(4)	Reflects shares beneficially owned by Chilton Investment Co LLC (“Chilton”) as of September 30, 2016, according to a Form 13F Holdings Report filed by Chilton with the SEC on November 15, 2016. Based on the Form 13F Holdings Report, Chilton Investment Services, LLC, an institutional investment manager affiliated with Chilton, had sole voting power over 3,706,533 shares, shared voting power over 0 shares and no voting power over 47,530 shares, and Chilton had sole voting power over 18,054 shares, shared voting power over 0 shares and no voting power over 0 shares.
(5)	Reflects shares beneficially owned by The Vanguard Group, Inc. (“Vanguard”) as of September 30, 2016, according to a Form 13F Holdings Report filed by Vanguard with the SEC on November 14, 2016. Based on the Form 13F Holdings Report, Vanguard Fiduciary Trust Co, an institutional investment manager affiliated with Vanguard, had sole voting power over 99,006 shares, Vanguard Investments Australia, Ltd., an institutional investment manager affiliated with Vanguard, had shared voting power over 6,100 shares, and Vanguard had sole voting power over 2,400 shares, shared voting power over 0 shares and no voting power over 3,625,211 shares. According to a statement on Schedule 13G filed by Vanguard with the SEC on February 11, 2016, as of December 31, 2015, Vanguard had sole voting power over 100,077 shares, shared voting power over 3,500 shares, sole dispositive power over 3,576,849 shares, shared dispositive power over 100,577 shares and beneficial ownership of 3,677,426 shares.
(6)	Reflects shares beneficially owned by T. Rowe Price Associates, Inc. (“T Rowe Price”) as of September 30, 2016, according to a Form 13F Holdings Report filed by T Rowe Price with the SEC on November 14, 2016. Based on the Form 13F Holdings Report, T Rowe Price had sole voting power over 407,772 shares, shared voting power over 0 shares and no voting power over 2,182,905 shares.

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Management

The following table sets forth information obtained from our directors and executive officers, including our NEOs, as to their beneficial ownership of the Company’s voting common stock as of August 31, 2016. We computed the percentage ownership amounts in accordance with the provisions of Rule 13d-3(d), which rule includes as beneficially owned all shares of common stock which the person or group has the right to acquire pursuant to stock options exercisable and restricted share units that will vest within the 60 days following the record date. Unless indicated otherwise, each shareholder holds sole voting and investment power with regard to the shares of common stock.

Security Ownership of Certain Beneficial Owners and Management

			Number of
	Number of		Exercisable		Number of
Beneficial Owner	Shares		Options	(1)	RSUs	(2)	Percent	(3)
Clifford Hudson	343,406	(4)	574,361		0		1.93
Claudia S. San Pedro	16,759	(5)	61,367		0			(6)
Todd W. Smith	0		44,591		0			(6)
John H. Budd III	0		54,456		0			(6)
Paige S. Bass	35,951	(7)	53,141		0			(6)
Tony D. Bartel	3,423		11,002		0			(6)
R. Neal Black	500		0		0			(6)
Lauren R. Hobart	3,423		11,002		0			(6)
Kate S. Lavelle	13,512		4,780		0			(6)
J. Larry Nichols	39,643		46,804		0			(6)
Federico F. Peña	54,783		29,376		0			(6)
Frank E. Richardson	1,293,921	(8)	59,207		0		2.90
Jeffrey H. Schutz	49,258		4,780		0			(6)
Kathryn L. Taylor	40,228		11,002		0			(6)
Susan E. Thronson	1,006		3,404		0			(6)
Directors and executive officers as a group (19)	1,925,493	(9)	1,047,786		0		6.24
(1)	Reflects the number of shares that could be purchased by exercise of options exercisable at November 21, 2016 or within 60 days thereafter under the Company’s stock option plans.
(2)	Reflects the number of RSUs that vest within 60 days of November 21, 2016.
(3)	Based on the number of outstanding shares of common stock as of August 31, 2016. Pursuant to Rule 13d-3(d), the Company includes the shares of common stock underlying options exercisable at November 21, 2016 or within 60 days thereafter and RSUs that could vest within 60 days after November 21, 2016 as outstanding for the purposes of computing the percentage ownership of the person or group holding those options or units, but not for the purposes of computing the percentage ownership of any other person.
(4)	Includes (a) 132,818 shares of common stock held by Mr. Hudson in trust for himself, (b) 145,733 shares of common stock held by Mr. Hudson’s wife in trust for herself (of which Mr. Hudson disclaims beneficial ownership), (c) 9,855 shares of common stock held by Mr. Hudson’s son in trust (of which Mr. Hudson disclaims beneficial ownership) and (d) 55,000 shares of common stock held by a family limited liability company owned by Mr. Hudson, his wife and his two children. (Mr. Hudson owns 21% of the family limited liability company and disclaims beneficial ownership of the shares held by the family limited liability company except to the extent of his pecuniary interest therein.)
(5)	Includes 11,176 shares held in the Company’s employee stock purchase plan.
(6)	Represents less than 1% of the Company’s outstanding shares.
(7)	Includes 913 shares of common stock held in the Company’s 401(k) plan and 2,583 shares held in the Company’s employee stock purchase plan.
(8)	Includes 16,484 shares of common stock held by Mr. Richardson as trustee of children’s trusts and 1,500 shares of common stock held by Mr. Richardson’s son (all of which Mr. Richardson disclaims beneficial ownership).
(9)	Includes 2,666 shares of common stock held in the Company’s 401(k) plan and 16,036 shares held in the Company’s employee stock purchase plan.

Changes in Control

We do not know of any arrangements (including the pledge by any person of the Company’s securities) that may result at a subsequent date in a change in control of the Company.

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PROPOSAL NO. 2 -	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Sonic is asking its shareholders to ratify the Audit Committee’s appointment of KPMG LLP (“KPMG”) as Sonic’s independent registered public accounting firm for the fiscal year ending August 31, 2017. Although ratification of the Audit Committee’s selection of KPMG is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG to the shareholders as a matter of good corporate practice. In the event that the shareholders fail to ratify the appointment, the Audit Committee will consider the view of the shareholders in determining its selection of the Company’s independent public accountants for the subsequent fiscal year. Representatives of KPMG will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends a vote “For” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

Principal Accountant Fees and Services

The Company paid the following fees for professional services rendered to KPMG for fiscal years 2016 and 2015:

	2016	2015
Audit Fees(1)	$768,500	$682,000
Audit-Related Fees(2)	27,000	29,500
Tax Fees(3)	27,980	68,470
Total	$823,480	$779,970
(1)	Audit fees relate to professional services rendered for the annual audit of the consolidated financial statements of the Company (including internal control reporting under Section 404 of the Sarbanes-Oxley Act of 2002) and the quarterly reviews relating to Securities and Exchange Commission filings of the Company’s financial statements. Audit fees also include professional services rendered for separate audits of selected wholly owned subsidiaries of the Company. The audit fees for fiscal 2016 also include comfort letter procedures and other services related to the Company’s refinancing transaction.
(2)	Audit-related fees in both years relate to professional services for the annual audit of the Company’s benefit plan.
(3)	Tax fees relate to professional services for tax compliance, tax return review and preparation and related tax advice.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee also reviews whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent registered public accounting firm.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of the independent registered public accounting firm and has determined that such services have not adversely affected such independence. All of the fees for fiscal years 2016 and 2015 were pre-approved by the Audit Committee, and there were no instances of waiver of approval requirements during those periods.

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REPORT OF AUDIT COMMITTEE

The Audit Committee is comprised of five directors and operates under a written charter, a copy of which is available on the Company’s website (www.sonicdrivein.com). Each of the members of the Audit Committee meets the independence requirements of NASDAQ and the Sarbanes-Oxley Act of 2002. The Audit Committee held seven meetings in fiscal 2016. The meetings facilitated communication with senior management and employees, the internal auditors and KPMG LLP, the Company’s independent registered public accounting firm (“KPMG”). The Committee held discussions with the internal auditors and KPMG, both with and without management present, on the results of their examinations and the overall quality of the Company’s financial reporting and internal controls.

The Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm, and is directly responsible for the oversight of the scope of its role and the determination of its compensation. The Audit Committee regularly evaluated the performance and independence of KPMG and, in addition, reviewed and pre-approved all services provided by KPMG during fiscal 2016.

As stated in the Audit Committee’s charter, the Audit Committee’s role is one of oversight relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements. It is the responsibility of the Company’s management to prepare the consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent registered public accounting firm to audit those financial statements. The Audit Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of the Company’s independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee has met and held discussions with management and KPMG regarding the fair and complete presentation of the Company’s financial results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. The Audit Committee has met to review and discuss the annual audited and quarterly consolidated financial statements for the Company for the 2016 fiscal year (including the disclosures contained in the Company’s 2016 Annual Report on Form 10-K and its 2016 Quarterly Reports on Form 10-Q, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) with the Company’s management and KPMG. The Audit Committee also reviewed and discussed with management, the internal auditors and KPMG the reports required by Section 404 of the Sarbanes-Oxley Act of 2002, namely, management’s annual report on the Company’s internal control over financial reporting and KPMG’s attestation report on internal control over financial reporting.

The Audit Committee has discussed with KPMG the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG its independence from the Company and its management. The Audit Committee also has considered whether the provision of non-audit services by KPMG is compatible with maintaining KPMG’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended August 31, 2016 be included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2016.

Respectfully submitted,

The Audit Committee

/s/ Kate S. Lavelle, Chair

/s/ Tony D. Bartel

/s/ J. Larry Nichols

/s/ Frank E. Richardson

/s/ Kathryn L. Taylor

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PROPOSAL NO. 3 -	ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we ask shareholders to approve, on an advisory, non-binding basis, the fiscal year 2016 compensation awarded to the Company’s NEOs, as disclosed in this proxy statement.

Our goal is to provide an executive compensation program that attracts, rewards and retains the talented leaders necessary to enable our Company to succeed in a highly competitive market, while maximizing shareholder returns. We believe that our compensation program, which ties a significant portion of pay to performance, provides a competitive compensation package to our executives and utilizes components that best align the interests of our executives with those of our shareholders.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the shareholders approve the compensation awarded to our NEOs, as disclosed pursuant to SEC rules, including the CD&A, the compensation tables and related materials included in this proxy statement.

Approval of this proposal requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. While this vote is advisory and non-binding on the Company, the Board and the Compensation Committee will review the voting results and consider shareholder concerns in their continuing evaluation of the Company’s compensation program.

The Board recommends a vote “For” approval of this proposal.

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PROPOSAL NO. 4 -	APPROVAL OF SONIC CORP. SENIOR EXECUTIVE CASH INCENTIVE PLAN, AS AMENDED

General

The Company’s shareholders adopted the Sonic. Corp. Senior Executive Cash Incentive Plan (the “Original Plan”) on January 19, 2012. The purpose of the Original Plan is to enable the Company to attract, retain, motivate and reward participants by providing them with the opportunity to earn short-term and long-term performance-based cash incentive compensation awards based upon the achievement of pre-established performance goals.

The payments under the Original Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 162(m), a federal income tax deduction will generally be unavailable for annual compensation in excess of $1 million paid to the Company’s Chief Executive Officer and the next three most highly compensated officers (other than the Chief Financial Officer). However, amounts that constitute “performance-based compensation” under Section 162(m) of the Code are not counted toward the $1 million limit. The Compensation Committee of the Board of Directors, however, reserves the right to establish alternative incentive compensation arrangements for otherwise eligible executives if it determines, in its sole discretion, that it would be in the best interests of the Company and its shareholders to do so, even if the result is a loss of deductibility for certain compensation payments.

Effective October 19, 2016, the Compensation Committee recommended and the Board approved an amended Sonic Corp. Senior Executive Cash Incentive Plan (the “Plan”). The Plan is identical to the original Plan except that the maximum aggregate incentive amount that may be earned under the Plan by a participant for all performance periods beginning in a given Company fiscal year is increased from $5 million to $10 million, as further described on page B-4. Shareholder approval of the Plan is requested every five years and requires the affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. If our shareholders fail to approve the Plan, any compensation paid under future awards granted under the Plan would not meet the conditions for tax deductibility under Section 162(m).

The description of the Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached Appendix B.

The Board recommends a vote “For” the proposal to approve the Plan.

Summary of Material Terms

Administration

The Plan is administered by a committee consisting of two or more members of the Board of Directors, each of whom is an “outside director” as defined under Section 162(m). Currently, the Compensation Committee serves as the Plan administrator. The Compensation Committee is authorized to construe and interpret the Plan. All decisions and determinations of the Compensation Committee are final and binding on all parties. No member of the Compensation Committee shall be liable for any action or determination made in good faith, and each member will be indemnified and reimbursed in accordance with the Company’s certificate of incorporation and bylaws.

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Eligibility

From time to time the Compensation Committee will designate the Company employees who are eligible to participate in the Plan. For fiscal year 2017, the Compensation Committee designated our CEO and his direct reports, a total of eight employees which includes all the named executive officers, as eligible to participate in the Plan.

Awards

Each award entitles the participant to a cash payment upon achievement of specified performance targets during a specified period designated by the Compensation Committee. No later than the earlier of (1) 90 days after commencement of the applicable performance period and (2) the expiration of 25% of the performance period, the Compensation Committee will:

•	Designate each participant;
•	Establish the length of the performance period;
•	Select the applicable performance goals (from the list set forth in the Plan and described below);
•	Establish the performance targets related to such performance goals;
•	Determine the incentive amount that will be paid based on the achievement of the performance goals; and
•	Determine the dates on which payments will be made.

There must be substantial uncertainty whether a performance target will be attained at the time it is established by the Compensation Committee.

Following the completion of each performance period, the Compensation Committee will certify whether the performance targets have been achieved and the incentive amount earned. The Compensation Committee has the authority to reduce (but not increase) the cash amount paid based on factors it deems relevant.

Maximum Amount Payable

The maximum aggregate incentive amount that may be earned under the Plan by a participant for all performance periods beginning in a given Company fiscal year is $10 million. As a point of reference, the highest target amount payable for awards granted in the 2017 fiscal year was $1,621,009 which includes both the annual incentive award granted for fiscal 2016 and the long-term incentive cash award granted for the three-year performance period commencing September 1, 2015.

Performance Goals

Each award includes specific, objective performance goals. The performance goals may be expressed in terms of one or more of the following criteria as determined by the Compensation Committee:

EBITDA; adjusted EBITDA; EBITA; adjusted EBITA; operating income; free cash flow; net earnings; net income; net earnings from continuing operations; earnings per share; net earnings per share; return on investments; earned value added; revenue; net revenue; operating revenue; total shareholder return; share price; share price appreciation; sales growth; sales volume; economic profit; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; profit margin; gross or net sales; cash flow(s) (including either operating or net cash flows); value of assets, net assets or capital (including invested capital); adjusted pre-tax margin; margins, profits and expense levels; dividends; market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; debt reduction; productivity improvements; inventory turnover measurements; or customer satisfaction based on specified objective goals or a Company-sponsored customer survey.

The performance targets may be expressed in terms of either objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit. Performance targets may be measured on an absolute or cumulative basis or on the basis of percentage of

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improvement over time and in terms of Company performance or Company performance relative to selected peer companies or a market index. A performance target may be based on both the entire performance period and one or more specific sub-periods within the performance period.

To the extent applicable, the measures in performance targets set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q. The Compensation Committee, however, has the authority to permit deviations from the GAAP measures at the time the applicable performance targets are established.

The Committee shall adjust or modify the calculation of the degree to which the performance targets applicable to an award were attained to (1) reflect any recapitalization, reorganization, stock split or dividend, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event occurring during the relevant performance period; (2) exclude the effect of any “extraordinary items” under GAAP, including without limitation, any changes in accounting standards; or (3) reflect all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items events or circumstances affecting the Company or the financial statements of the Company. The Compensation Committee has the discretion at the time it establishes performance targets to determine that one or more of the above adjustments shall not apply to an award.

Termination of Employment

Unless otherwise specified by the Committee, upon a termination of employment for any reason during the performance period, a participant’s award will be cancelled.

Change of Control

In the event that there is a “change of control” of the Company and within one year following the change of control a participant’s employment is terminated, the participant will receive, promptly after the date of termination, payment under any outstanding awards calculated as if 100% of the performance targets were attained.

For purposes of the Plan, a change of control will generally occur if:

•	A majority of the Company’s directors are replaced without the approval of at least a majority of the directors.
•	Any “person” becomes the beneficial owner (as defined in the Securities Exchange Act) of securities of the Company representing 20% or more of the Company’s voting securities.
•	There is (1) a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders or (2) a sale or other disposition of all or substantially all of the Company’s assets to a nonaffiliated entity, unless immediately following such transaction or sale (x) the Company’s voting securities prior to the transaction continue to represent 50% of the voting securities of the surviving company, (y) no person (other than the Company or a Company employee benefit plan) is the direct or indirect beneficial owner of 20% or more of the total voting power of the outstanding voting securities of the surviving entity and (z) at least a majority of members of the board of directors of the surviving entity following the transaction were directors as of January 6, 2011 (or were approved by such directors).

Termination and Amendment

The Compensation Committee may amend or terminate the Plan at any time subject to the attainment of shareholder approval if required by applicable laws or regulations. No amendment or termination may adversely affect (in any material way) any award previously made under the Plan without the written consent of the affected participant. In the event that changes are made to Section 162(m) to permit greater flexibility with respect to any awards under the Plan, the Compensation Committee may make adjustments it deems appropriate.

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OTHER MATTERS

The Board knows of no other matters which may come before the Annual Meeting. If any other business properly comes before the meeting, the persons named in the proxy will vote with respect to that matter in accordance with their best judgment.

2016 ANNUAL REPORT AND FORM 10-K

The Company’s Annual Report on Form 10-K for the year ended August 31, 2016, as filed with the Securities and Exchange Commission, contains detailed information concerning the Company and its operations which is not included in the 2016 Annual Report. A copy of the 2016 Form 10-K will be furnished to each shareholder without charge upon written request to: Claudia S. San Pedro, Executive Vice President and Chief Financial Officer, Sonic Corp., 300 Johnny Bench Drive, Oklahoma City, OK 73104. The 2016 Form 10-K is also available at the Company’s website at http://ir.sonicdrivein.com/financials.cfm.

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APPENDIX A

The term Adjusted EPS as used in the Compensation Discussion and Analysis section of this proxy statement means non-GAAP earnings per share based on the diluted weighted average number of shares of common stock outstanding during the period presented. A reconciliation of Adjusted EPS to reported GAAP EPS is as follows:

	Fiscal Year Ended August 31,

	2016	2015	2014	Diluted EPS
	Diluted	Diluted	Diluted
	EPS	EPS	EPS	$ Change	% Change
Reported – GAAP	$1.29	$1.20	$0.85	$0.44	51.8%
Gain on sale of Company Drive–Ins	(0.02)	—	—
Tax impact on Company Drive–Ins sale(1)	0.00	—	—
FIN 48 release of income tax credits and deductions	(0.06)	—	—
Loss from early extinguishment of debt	0.18	—	—
Tax impact on debt extinguishment(2)	(0.06)	—	—
Gain on sale of real estate	(0.04)	—	—
Tax impact on real estate sale(3)	0.01	—	—
Retroactive benefit of Work Opportunity Tax Credit and resolution of tax matters	(0.01)	(0.01)	—
Federal tax benefit of prior–year statutory tax deduction	—	(0.06)	—
Change in deferred tax valuation allowance	—	(0.04)	—
Retroactive effect of federal tax law change	—	0.01	—
Benefit from the IRS's acceptance of a federal tax method change			(0.01)
Adjusted – Non–GAAP	$1.29	$1.10	$0.84	$0.45	53.6%

(1)	Tax impact during the period at an adjusted effective tax rate of 32.6%.
(2)	Tax impact during the period at an effective tax rate of 34.6%.
(3)	Tax impact during the period at an adjusted effective tax rate of 35.4%.

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APPENDIX B

SONIC CORP.
SENIOR EXECUTIVE CASH INCENTIVE PLAN
(as amended and restated January 19, 2017)

1.	PURPOSE OF PLAN: The purpose of the Plan is to enable the Company to attract, retain, motivate and reward Participants by providing them with the opportunity to earn incentive compensation under the Plan related to the Company’s performance. Incentive compensation granted under the Plan is intended to be qualified as performance-based compensation within the meaning of Section 162(m).

2.	DEFINITIONS: As used herein, the following definitions shall apply:

(a)	“1933 Act” means the Securities Act of 1933, as amended from time to time.

(b)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(c)	“Award” means incentive compensation earned under the Plan pursuant to Section 4.

(d)	“Board” shall mean the Board of Directors of the Company, as constituted from time to time.

(e)	“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or a Subsidiary, provided, however, that if there is no such employment agreement in which such term is defined, “Cause” shall mean any of the following acts by the Participant, as determined by the Board: gross neglect of duty, prolonged absence from duty without the consent of the Company, intentionally engaging in any activity that is in conflict with or adverse to the business or other interests of the Company, or willful misconduct, misfeasance or malfeasance of duty which is reasonably determined to be detrimental to the Company.

(f)	“Change of Control” means and includes the occurrence of any one of the following events:

(i)	individuals who, at January 6, 2011 , constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the January 6, 2011 and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”)) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) and 14(d)(2) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii)	any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of the Board (the “Corporation Voting Securities”); or

(iii)	the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation that requires the approval of the Corporation’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Corporation’s assets to an entity that is not an Affiliate (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”) or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Corporation Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Corporation Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Company, or (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation is the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent

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Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); provided, however, that under no circumstances shall a split-off, spin-off, stock dividend or similar transaction as a result of which the voting securities of the Corporation are distributed to shareholders of the Company or its successors constitute a Change of Control.

Notwithstanding the foregoing, with respect to an Award that is subject to Section 409A of the Code, and the payment or settlement of which is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth in the definition of “Change of Control” will constitute a Change of Control for purposes of the Plan or any Award Agreement unless such event also constitutes a “change in the ownership”, “change in the effective control” or “change in the ownership of a substantial portion of the assets” of the Company as defined under Section 409A of the Code.

(g)	“Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules, regulations and guidance promulgated thereunder for time to time.

(h)	“Committee” shall mean a committee consisting of two or more members of the Board, each of whom shall be an “outside director” as defined under Section 162(m) of the Code, as appointed by the Board to administer the Plan.

(i)	“Company” shall mean Sonic Corp., a Delaware corporation, or any successor thereof, and its consolidated Subsidiaries and affiliates.

(j)	“Disability” has the meaning ascribed under the long-term disability plan applicable to the Participant. Notwithstanding the above, to the extent an Award is subject to Section 409A of the Code, and payment or settlement of the Award is to be accelerated solely as a result of the Participant’s Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code.

(k)	“EBITA” means the Company’s earnings before interest, taxes and amortization.

(l)	“EBITDA” means the Company’s earnings before interest, taxes, depreciation and amortization.

(m)	“GAAP” means the United States Generally Accepted Accounting Principles, as in effect from time to time.

(n)	“Participant” means each employee of the Company whom the Committee designates as a participant under the Plan.

(o)	“Performance Goals” means the performance goals set forth in Section 4(e) of the Plan.

(p)	“Performance Period” means a fiscal year of the Company or such other period as may be designated by the Committee with respect to an Award.

(q)	“Performance Targets” means the performance targets related to the Performance Goals, which are established by the Committee for a Performance Period.

(r)	“Plan” shall mean this Sonic Corp. Senior Executive Cash Incentive Plan.

(s)	“Shareholder” shall mean any individual or company who holds at least one share of stock in the Company.

(t)	“Subsidiary” shall mean a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body.

3.	ADMINISTRATION:

(a)	Power and Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

(i)	to designate Participants;

(ii)	to determine the terms and conditions of Awards granted to Participants;

(iii)	to establish the Performance Targets during a Performance Period and to determine whether such Performance Targets have been achieved;

(iv)	to determine the cash amount payable with respect to an Award;

(v)	subject to the provisions of the Plan and applicable laws, rules and regulations, to delegate to one or more officers of the Company some or all of its authority under the Plan;

(vi)	to determine the commencement and duration of Performance Periods;

(vii)	to prescribe, amend and rescind rules and procedures relating to the Plan;

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(viii)	to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

(ix)	to make all other determinations and take all other actions as may be necessary, appropriate or advisable for the administration of the Plan.

(b)	Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(c)	Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective agreements, as to the Participants receiving Awards under the Plan, and the terms and provisions of Awards under the Plan.

(d)	Actions of the Committee. Actions of the Committee shall be taken by the vote of a majority of its members. To the extent permitted by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

(e)	Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan, unless otherwise determined by the Board of the Company, shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(f)	Liability of Committee. Subject to applicable law, no member of the Committee (nor any administrator) shall be liable to any Participant or any other person for any action or determination made in good faith, and the Committee (and any administrator) shall be entitled to indemnification and reimbursement in the manner provided in the Company’s Certificate of Incorporation and Bylaws, as they may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and the Committee (and any administrator) shall not be liable for any action taken or not taken in reliance upon any such advice.

4.	AWARDS:

(a)	Performance Targets. The Committee may, from time to time, make a determination that a Participant shall be afforded the opportunity to earn incentive compensation under this Plan during a Performance Period. If the Committee decides to offer such opportunity to one or more Participants, then no later than the earlier of: (A) ninety (90) days after commencement of the Performance Period to which the Performance Goal relates; or (B) the expiration of the first twenty-five percent (25%) of such Performance Period (or such earlier or later date as may be required by Section 162(m)), the Committee shall:

(i)	designate each Participant for the Performance Period;

(ii)	select the Performance Goal or Goals to be applicable to the Performance Period for each Participant;

(iii)	establish specific Performance Targets related to each Performance Goal and the incentive amount which may be earned for the Performance Period by each Participant with sufficient specificity to satisfy the requirements of Section 162(m) of the Code; and

(iv)	specify the relationship between Performance Targets and the amount of incentive compensation to be earned by each Participant for the Performance Period.

The Committee has the discretion to structure Awards in any manner it deems advisable, including, without limitation, (A) specifying that the incentive amount for a Performance Period will be earned if the applicable Performance Target is achieved for one Performance Goal or for any one of a number of Performance Goals, (B) providing that the incentive amount for a Performance Period will be earned only if a Performance Target is achieved for more than one Performance Goal, or (C) providing that the incentive amount to be earned for a given Performance Period will vary based upon different levels of achievement of the applicable Performance Targets. Notwithstanding the forgoing, however, there must be substantial uncertainty whether a Performance Goal will be attained at the time it is established by the Committee.

(b)	Determination of Award. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Targets have been achieved for such Performance Period and the incentive amounts, if any, earned by Participants for such Performance Period. In determining the incentive amount earned by a Participant for a given Performance Period, the Committee shall have the right to reduce (but not to increase) the incentive amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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(c)	Payment of Awards. Awards shall be paid in cash on a date determined by the Committee in its sole discretion and set forth in the award agreement.

(d)	Maximum Amount. Anything in this Plan to the contrary notwithstanding, the maximum aggregate incentive amount that may be earned under the Plan by a Participant for all Performance Periods beginning in any given fiscal year of the Company shall be $10,000,000.

(e)	Performance Goals.

(i)	The Performance Goals from which the Committee shall establish Performance Targets shall relate to the achievement of financial goals based on the attainment of specified levels of one or more of the following performance criteria as the Committee deems appropriate: EBITDA; adjusted EBITDA; EBITA; adjusted EBITA; operating income; free cash flow; net earnings; net income; net earnings from continuing operations; earnings per share; net earnings per share; return on investments; earned value added; revenue; net revenue; operating revenue; total shareholder return; share price; share price appreciation; sales growth; sales volume; economic profit; return on equity; return in excess of cost of capital; profit in excess of cost of capital; return on assets; return on invested capital; net operating profit after tax; operating margin; profit margin; gross or net sales; cash flow(s) (including either operating or net cash flows); value of assets, net assets or capital (including invested capital); adjusted pre-tax margin; margins, profits and expense levels; dividends; market share, market penetration or other performance measures with respect to specific designated products or product groups and/or specific geographic areas; reduction of losses, loss ratios or expense ratios; reduction in fixed costs; operating cost management; cost of capital; debt reduction; productivity improvements; inventory turnover measurements; or customer satisfaction based on specified objective goals or a Company-sponsored customer survey.

(ii)	The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of a Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index. A Performance Target may include both Performance Goals that relate to the entire Performance Period as well as goals that relate solely to one or more specific sub-periods within the Performance Period.

(iii)	To the extent applicable, the measures used in Performance Targets set under the Plan shall be determined in accordance with GAAP and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q.

(iv)	Notwithstanding the above, the Committee shall adjust or modify the calculation of the degree to which the Performance Targets applicable to such Award were attained, in order to (A) reflect any recapitalization, reorganization, stock split or dividend, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event occurring during the relevant Performance Period; (B) to exclude the effect of any “extraordinary items” under GAAP, including, without limitation, any changes in accounting standards; or (C) all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company. The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to one or more designated Awards. Adjustments or modifications authorized by this Section 4(e)(iv) shall be made as determined by the Committee to the extent necessary to prevent reduction or enlargement of the Participants’ rights with respect to the Awards.

(v)	To the extent any objective Performance Targets are expressed using any earnings or sales-based measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee and established at the time the applicable Performance Targets are established.

5.	WRITTEN AGREEMENT: Each Award granted under the Plan shall be evidenced by a written agreement between the Company and the Participant and shall contain such provisions as may be approved by the Committee. Such agreements shall constitute binding contracts between the Company and the Participant and every Participant shall be bound by the terms and restrictions of the Plan and of such agreement. The terms of each such agreement shall be in accordance with the Plan, but the agreements may include such additional provisions and restrictions determined by the Committee not inconsistent with the Plan.

6.	TRANSFER OF AWARDS: Unless otherwise determined by the Committee, an Award or rights therein granted to a Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant at any time before actual payment is made to the Participant under the Award.

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7.	TERMINATION OF EMPLOYMENT: Upon grant, the Committee may specify the treatment of an Award upon a Participant’s termination of employment with the Company and its Subsidiaries. Absent any such provision, a Participant’s Award shall be cancelled upon a termination of employment with the Company and its Subsidiaries prior to the expiration of the Performance Period for any reason and the Participant shall have not right with respect thereto.

8.	CHANGE OF CONTROL: In the event that during a Performance Period (i) a Participant’s employment with the Company and its Subsidiaries is actually or constructively terminated during a given Performance Period (the “Affected Performance Period”) and (ii) a Change in Control shall have occurred within the 365 days immediately preceding the date of such termination, then the Participant shall receive, promptly after the date of such termination of employment, an Award for the Affected Performance Period as if the Performance Goals for the Affected Performance Period had been achieved at 100%.

9.	EFFECTIVENESS OF PLAN: The Plan was first approved by the Shareholders on January 19, 2012. Reapproval of the Plan by the Shareholders shall be sought on or before the first meeting of the Shareholders that occurs in the fifth year following the year in which the Shareholders initially approve or subsequently re-approve the Plan, if the Committee determines that such Shareholder re-approval of the Plan is necessary to permit Awards made after such date to qualify as qualified performance-based compensation under Section 162(m)(4)(C) of the Code.

10.	TERMINATION, DURATION AND AMENDMENTS OF PLAN:

(a)	Subject to Section 10(b), the Committee may at any time, and from time to time, in its sole discretion alter, amend, suspend or terminate the Plan in whole or in part for any reason or for no reason; provided, however, that no amendment or other action that requires stockholder approval in order for the Plan to continue to comply with applicable law shall be effective unless such amendment or other action shall be approved by the requisite vote of Shareholders entitled to vote thereon.

(b)	No alteration, amendment, suspension or termination of the Plan shall adversely affect in any material way any Award previously made under the Plan without the written consent of the affected Participant.

(c)	The provisions of the Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company or its Subsidiaries of the payment of Awards; provided, however, that the Committee may, in its sole discretion, administer the Plan in violation of Section 162(m) of the Code. In the event that changes are made to Section 162(m) to permit greater flexibility with respect to any Awards available under the Plan, the Committee may, subject to this Section 10, make any adjustments it deems appropriate.

11.	MISCELLANEOUS:

(a)	Withholding Payments. The Company or a Subsidiary, as appropriate, may require any Participant entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable income or employment taxes or other amounts required to be withheld with respect to such payments.

(b)	Section 409A.

(i)	The intent of the parties is that payments and distributions under the Plan comply with, or are exempt from, Section 409A of the Code. This Plan and any award agreement shall be interpreted and administered to give effect to such intention and to avoid the imposition on any Participant of any additional taxes, accelerated taxes, interest or penalty under Section 409A of the Code.

(ii)	If any provision of the Plan would, in the reasonable, good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of any additional tax, accelerated taxation, interest or penalties under Section 409A of the Code, the Company may modify the terms of the Plan or any award agreement, or may take any other such action, without the Participant’s consent, in the manner that the Company may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such additional tax, accelerated taxation, interest, or penalties or otherwise comply with Sections 409A of the Code. This Section 11(b)(i) does not create an obligation on the part of the Company to modify the Plan or an award agreement and does not guarantee that the Award will not be subject to additional taxes, accelerated taxation, interest or penalties under Sections 409A of the Code. In no event shall the Company or any of its Subsidiaries be liable for any tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(iii)	Notwithstanding anything herein to the contrary, if a Participant is deemed on the date of his or her “separation from service” (as determined by the Company pursuant to Section 409A of the Code) to be one of the Company’s “specified employees” (as determined by the Company pursuant to Section 409A of the Code), then any portion of any of the Participant’s Awards that constitutes deferred compensation

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within the meaning of Section 409A of the Code and is payable or distributable upon the Participant’s separation from service shall not be made or provided prior to the earlier of (i) the six-month anniversary of the date of the Participant’s separation from service or (ii) the date of the Participant’s death (the “Delay Period”). All payments and distributions delayed pursuant to this Section 11(b)(iii) shall be paid or distributed to the Participant within 30 days following the end of the Delay Period subject to applicable withholding, and any remaining payments and distributions due after the end of the Delay Period shall be paid or distributed in accordance with the payment or distribution schedule specified for them.

(c)	No Rights to Awards or Employment. This Plan is not a contract between the Company and any individual. No individual shall have any claim or right to receive awards under the Plan. Nothing in the Plan shall confer upon any employee of the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause, including, without limitation, any individual who is then a Participant in the Plan.

(d)	Other Compensation. Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company’s other compensation and benefit plans, programs and arrangements, including, without limitation, any equity plan or bonus plan, program or arrangement.

(e)	No Limitation on Corporate Actions. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action, whether or not such action would have an adverse effect on any awards made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(f)	Unfunded Status of Awards. This Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver payment in cash with respect to Awards hereunder.

(g)	Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan. In addition, if any provision of this Plan would cause Awards not to constitute “qualified performance-based compensation” under Section 162(m), that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

(h)	Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(i)	Expenses. The costs and expenses of administering the Plan shall be borne by the Company.

(j)	Recoupment. Any payments made pursuant to the Plan shall be subject to any recoupment policy adopted by the Company or required by law as in effect from time to time.

(k)	Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Oklahoma without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

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System-wide Drive-in Locations
August 31, 2016

Designed and Published by Labrador-company.com

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SONIC CORP.
ATTN: Proxy Department
300 JOHNNY BENCH DRIVE
OKLAHOMA CITY, OK 73104

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Tony D. Bartel 02 Steven A. Davis 03 Lauren R. Hobart 04 Jeffrey H. Schutz 05 Kathryn L. Taylor

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: To act upon any such other matters as may properly come before the meeting or any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000303449_1 R1.0.1.1

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SONIC CORP.
Annual Meeting of Shareholders
January 19, 2017 1:30 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Claudia S. San Pedro and Carolyn C. Cummins, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SONIC CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:30 PM, CST on January 19, 2017 at the Sonic Building, 300 Johnny Bench Drive, Oklahoma City, OK 73104, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000303449_2 R1.0.1.1

Continued and to be signed on reverse side